--------------------------------------------------------------------------------
  BEAR STEARNS                FEBRUARY 28, 2002                MORGAN STANLEY
     LOGO                                                           LOGO
--------------------------------------------------------------------------------


                                 CMBS NEW ISSUE

                              COLLATERAL TERM SHEET

                                   ----------

                                 $1,014,395,000

                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR


                        PRINCIPAL COMMERCIAL FUNDING, LLC

                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                           BEAR, STEARNS FUNDING, INC.
                            AS MORTGAGE LOAN SELLERS


                                   ----------


                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


                                   ----------



BEAR, STEARNS & CO. INC.                                         MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                         CO-LEAD BOOKRUNNING MANAGER


GOLDMAN, SACHS & CO.                        WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                           CO-MANAGER



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



TRANSACTION FEATURES

>>  Sellers:

---------------------------------------------------------------------------------------------
                                                NO. OF      NO. OF    CUT-OFF DATE      % OF
SELLERS                                         LOANS     PROPERTIES   BALANCE ($)      POOL
---------------------------------------------------------------------------------------------
 Principal Commercial Funding, LLC                54          55       360,225,958      32.2
 Morgan Stanley Dean Witter Mortgage Capital Inc. 17          32       288,729,681      25.8
 Wells Fargo Bank, National Association           60          72       263,620,241      23.6
 Bear, Stearns Funding, Inc.                      19          20       205,216,300      18.4
---------------------------------------------------------------------------------------------
 TOTAL:                                          150         179     1,117,792,180     100.0
---------------------------------------------------------------------------------------------

>> Loan Pool:
   o   Average Cut-off Date Balance: $7,451,948
   o   Largest Mortgage Loan by Cut-off Date Balance: $86,451,522
   o Five largest and ten largest loans: 28.1% and 40.0% of pool, respectively
>> Credit Statistics:
   o Weighted average debt service coverage ratio of 1.71x (excluding the Regent Court loan)
   o Weighted average current loan-to-value ratio of 61.1%; weighted average balloon loan-to-value ratio of 50.1% (in each case, excluding the Regent Court loan)

>> Property Types:

        [GRAPHIC OMITTED]

   Multifamily            5.5%
   Other(1)               2.7%
   Retail(2)             40.4%
   Office                34.6%
   Industrial            16.7%


   Notes: (1) "Other" collateral consists of Self Storage, Manufactured
          Housing Community and Other-Theatre.
          (2) "Retail" collateral consists of 31.1% Anchored, 3.9% Big Box, 2.6% Free Standing, 2.0% Unanchored and 0.8% Shadow Anchored.

>> Call Protection: (as applicable)

   o 81.5% of the pool (133 loans) has a lockout period ranging from 24 to 59 payments from origination, then defeasance provisions.
   o 12.7% of the pool (9 loans) permits voluntary prepayment following a lockout period ranging from 24 to 30 payments from origination with the greater of yield maintenance and a prepayment premium of 1.0% and also permits defeasance two years following securitization.
   o 4.2% of the pool (5 loans) has a lockout period ranging from 28 to 35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.
   o 0.7% of the pool (1 loan) permits voluntary prepayment at any time with the greater of yield maintenance and a prepayment premium of 1.0% and also permits defeasance two years following securitization.
   o 0.5% of the pool (1 loan) permits voluntary prepayment for a period of 79 payments following a lockout period of 28 payments from origination with the greater of yield maintenance and a prepayment premium of 1.0% followed by yield maintenance for a period of 9 payments and also permits defeasance two years following securitization.
   o 0.3% of the pool (1 loan) permits voluntary prepayment at any time with the greater of yield maintenance and a prepayment premium of 1.0%.

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying Agent in addition to detailed payment and delinquency information. Information provided by the Paying Agent is expected to be available at www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CERTIFICATE
           INITIAL                                                                    EXPECTED FINAL       INITIAL      PRINCIPAL
         CERTIFICATE    SUBORDINATION       RATINGS        AVERAGE      PRINCIPAL      DISTRIBUTION     PASS-THROUGH     TO VALUE
CLASS     BALANCE(1)        LEVELS       (MOODY'S/S&P)    LIFE(2)(3)   WINDOW(2)(4)       DATE(2)          RATE(5)       RATIO(6)
----------------------------------------------------------------------------------------------------------------------------------
A-1     $304,970,000       14.750%         Aaa / AAA         5.70        1 - 106          1/15/11            TBD           52.1%
----------------------------------------------------------------------------------------------------------------------------------
A-2     $647,947,000       14.750%         Aaa / AAA         9.71       106 - 120         3/15/12            TBD           52.1%
----------------------------------------------------------------------------------------------------------------------------------
B        $30,739,000       12.000%          Aa2 / AA         9.98       120 - 120         3/15/12            TBD           53.8%
----------------------------------------------------------------------------------------------------------------------------------
C        $30,739,000        9.250%           A2 / A          9.98       120 - 120         3/15/12            TBD           55.4%
----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)

-----------------------------------------------------------------------------------------------------------------------------------
           INITIAL
         CERTIFICATE                                                                                                   CERTIFICATE
         BALANCE OR                                                                   EXPECTED FINAL      INITIAL       PRINCIPAL
          NOTIONAL        SUBORDINATION       RATINGS       AVERAGE      PRINCIPAL     DISTRIBUTION    PASS-THROUGH     TO VALUE
CLASS     AMOUNT(1)          LEVELS        (MOODY'S/S&P)   LIFE(2)(3)   WINDOW(2)(4)      DATE(2)         RATE(5)        RATIO(6)
-----------------------------------------------------------------------------------------------------------------------------------
X-1    $1,117,792,180(8)       ---           Aaa / AAA        ---           ---             ---        Variable Rate        ---
-----------------------------------------------------------------------------------------------------------------------------------
X-2      $886,910,000(8)       ---           Aaa / AAA        ---           ---             ---        Variable Rate        ---
-----------------------------------------------------------------------------------------------------------------------------------
D        $12,575,000          8.125%          A3 / A-        10.27       120 - 127       10/15/12           TBD            56.1%
-----------------------------------------------------------------------------------------------------------------------------------
E        $25,150,000          5.875%         Baa2 / BBB      10.75       127 - 136        7/15/13        NWAC - TBD        57.5%
-----------------------------------------------------------------------------------------------------------------------------------
F         $9,780,000          5.000%         Baa3 / BBB-     11.60       136 - 143        2/15/14           NWAC           58.0%
-----------------------------------------------------------------------------------------------------------------------------------
G - N    $55,892,180           ---               ---          ---           ---             ---             TBD             ---
-----------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)  As of March 1, 2002. In the case of each such Class, subject to a permitted variance of plus or minus 5%.
        (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.
        (3)  Average life is expressed in terms of years.
        (4) Principal window is the period (expressed in terms of months and commencing with the month of April 2002) during which distributions of principal are expected to be made to the holders of each designated Class.
        (5) The Class A-1, A-2, B, C, and D Certificates will accrue interest at a fixed rate. The Class D Certificates will be subject to a NWAC cap. The Class E, F, X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."
        (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The Class A-1 and A-2
             Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1 and A-2 Certificate Balances.
        (7)  Certificates to be offered privately pursuant to Rule 144A.
        (8) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Class
             X-2 Notional Amount at any time on or before the Distribution
             Date occurring in July 2005 is equal to the sum of the Certificate Balances of the Class A-2, Class B, Class C and
             Class D Certificates and the deemed Certificate Balance of a component (the "Class A-1B Component") of the Class A-1 Certificates representing an initial Certificate Balance equal to [$164,910,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate
             Balance of another component (the "Class A-1A Component"), representing an initial Certificate Balance equal to [$140,060,000] has been reduced to zero. After the July 2005 Distribution Date and on or before the Distribution Date occurring in March 2009 the Class X-2 Notional Amount is equal to the sum of the Certificate Balance of the Class B and Class
             C Certificates and the deemed Certificate Balance of a component (the "Class A-2B Component") of the Class A-2 Certificates representing an initial Certificate Balance equal to [$571,759,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate
             Balance of another component (the "Class A-2A Component"), representing an initial Certificate Balance equal to [$76,188,000] has been reduced to zero. After March 2009 the Notional Amount of the Class X-2 Certificates will be equal to zero.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

I. ISSUE CHARACTERISTICS

Issue Type:                    Public: Classes A-1, A-2, B and C (the "Offered
                               Certificates")

                               Private (Rule 144A): Classes X-1, X-2, D, E, F, G, H, J, K, L, M and N

Securities Offered:            $1,014,395,000 monthly pay, multi-class,
                               sequential pay commercial mortgage REMIC
                               Pass-Through Certificates, including four fixed-rate principal and interest classes
                               (Classes A-1, A-2, B, and C)

Sellers: Principal Commercial Funding, LLC, Morgan Stanley Dean Witter Mortgage Capital Inc., Wells Fargo Bank, National Association, and Bear, Stearns Funding, Inc.

Co-lead Bookrunning Managers:  Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
                               Incorporated

Co-Managers:                   Goldman, Sachs & Co. and Wells Fargo Brokerage
                               Services, LLC

Master Servicer:               Wells Fargo Bank, National Association

Primary Servicers:             Principal Capital Management, LLC (with respect
                               to the individual loans sold by Principal
                               Commercial Funding, LLC); Wells Fargo Bank,
                               National Association (with respect to the individual loans sold by it and by Bear, Stearns
                               Funding, Inc. and Morgan Stanley Dean Witter
                               Mortgage Capital Inc.).

Special Servicer:              GMAC Commercial Mortgage Corporation

Trustee:                       LaSalle Bank National Association

Paying Agent and Registrar:    Wells Fargo Bank Minnesota, National Association

Cut-Off Date:                  March 1, 2002

Expected Closing Date:         On or about March 21, 2002

Distribution Dates:            The 15th of each month, commencing in April 2002
                               (or if the 15th is not a business day, the next succeeding business day)

Minimum Denominations:         $25,000 for the Class A-1 and A-2 Certificates
                               and $100,000 for all other Offered Certificates and in multiples of $1 thereafter

Settlement Terms:              DTC, Euroclear and Clearstream, same day funds,
                               with accrued interest

Legal/Regulatory Status:       Classes A-1, A-2, B, and C are expected to be
                               eligible for exemptive relief under ERISA. No
                               Class of Certificates is SMMEA eligible.

Risk Factors:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                               NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                               FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                               THE "RISK FACTORS" SECTION OF THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, B, C, and D Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class D Certificates will be subject to a NWAC cap. The Class E, F, X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


                               [GRAPHIC OMITTED]


                                             Class X-1, X-2
--------------------------------------------------------------------------------
  Class A-1                  Aaa/AAA                            $305.0MM
                             [TBD]%

  Class A-2                  Aaa/AAA                            $647.9MM
                              [TBD]%

    Class B                  Aa2/AA                              $30.7MM
                             [TBD]%

    Class C                   A2/A                               $30.7MM
                             [TBD]%

    Class D                   A3/A-                              $12.6MM
                             [TBD]%

    Class E                  Baa2/BBB                            $25.2MM
                            [NWAC-TBD]%

    Class F                  Baa3/BBB-                            $9.8MM
                              [NWAC]

Classes G-N               Ba1/BB+ to NR                          $55.9MM
                             [TBD]%

                          NR = Not Rated
--------------------------------------------------------------------------------

Class X-1

Class X-2 through July 2005

Class X-1 after July 2005

Class X-2 through March 2009

Class X-1 after March 2009




Class X-1 Pass-Through Rate:  The pass-through rate applicable to the Class X-1
                              Certificates for the initial distribution date will equal approximately [___]% per annum. The pass-through rate applicable to the Class X-1 Certificates for each distribution date subsequent to the initial distribution date will, in general, equal the weighted average of the Class X-1 Strip Rates for the respective classes of Principal Balance Certificates (or, in the case of the Class A-1 Certificates, the Class A-1A and Class A-1B Components thereof, or in the case of the Class A-2 Certificates, the Class A-2A and Class A-2B Components thereof) for such distribution date (weighted on the basis of the respective balances of such classes of Certificates or such Components outstanding immediately prior to such distribution date).




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


                              The "Class X-1 Strip Rate" in respect of any class of Principal Balance Certificates (or, in the case of the Class A-1 Certificates, the Class A-1A Component and Class A-1B Component or, in the case of the Class A-2 Certificates, the Class A-2A Component and Class A-2B Component) will, in general, equal:

                              A) For any distribution date occurring on or before July 2005 (i) the weighted average net mortgage rate for such distribution date minus
                              (ii) (x) in the case of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class N Certificates and the Class A-1A Component, the pass-through rate for such Class of Certificates (or such Component) and (y) in the case of the Class A-1B Component and the Class A-2, Class B, Class C and Class D Certificates, the rate per annum corresponding to such distribution date as set forth on Schedule A in the Prospectus Supplement.

                              B) For any distribution date occurring after July 2005 and on or before March 2009 (i) the weighted average net mortgage rate for such distribution date minus (ii) (x) in the case of the Class A-1, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class N Certificates and the Class A-2A Component, the pass-through rate for such class of Certificates (or such Component) and (y) in the case of the Class A-2B Component, Class B Certificates and Class C Certificates, the rate per annum corresponding to such distribution date as set forth on Schedule A in the Prospectus Supplement.

                              C) For any distribution date occurring after March 2009 and any class of Principal Balance Certificates, (i) the weighted average net mortgage rate for such distribution date minus
                              (ii) the pass-through rate for each such class of Certificates.

                              In no event will any Class X-1 Strip Rate be less than zero.











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


Class X-2 Pass-Through Rate:  The pass-through rate applicable to the Class X-2
                              Certificates for the initial distribution date will equal approximately [___]% per annum. The pass-through rate applicable to the Class X-2 Certificates for each distribution date subsequent to the initial distribution date will, in general, equal (A) on or before the Distribution Date in July 2005, the weighted average of the Class X-2 Strip Rates for the Class A-1B Component and the Class A-2, Class B, Class C and Class D Certificates for such distribution date and (B) after the distribution date in July 2005, the weighted average of the Class X-2 Strip Rates of the Class A-2B Component and the Class B and Class C Certificates (in each case, weighted on the basis of the respective balances of such classes of Certificates or such Components outstanding immediately prior to such distribution date).

                              The "Class X-2 Strip Rate" in respect of the Class A-1B and Class A-2B Components, the Class A-2 Certificates, Class B Certificates, Class C Certificates and the Class D Certificates for any distribution date (subject to the provision below) will, in general, equal the excess, if any, of (i) the lesser of (x) the rate per annum corresponding to such distribution date as set forth on Schedule A hereto and (y) the weighted average net mortgage rate for such distribution date, over (ii) the pass-through rate of the applicable classes of Certificates or Components referred to above.

                              For any distribution occurring after March 2009, The Class X-2 Strip Rate for any Certificate or Component will be equal to zero. In no event will any Class X-2 Strip Rate be less than zero.

Component Balances:           For the purposes of calculating the pass-through
                              rate applicable to the Class X-1 Certificates and Class X-2 Certificates for each distribution date and the notional amount of the Class X-2
                              Certificates, the aggregate certificate balance of the Class A-1 Certificates and the Class A-2
                              Certificates will each be deemed to consist of two components (each a "Component"), each having the same "pass-through rate" as the Class A-1
                              Certificates and Class A-2 Certificates, respectively.

                              The Class A-1A and Class A-2A Component Balances will be deemed reduced by the amount of all distributions of principal made to the Class A-1 and Class A-2 Certificates, respectively, until each such Component Balance is reduced to zero. Following such reduction to zero, the Class A-1B and Class A-2B Component Balances will be deemed reduced by the amount of all subsequent distributions of principal in reduction of the aggregate certificate balance of the Class A-1 and Class A-2 Certificates, respectively, until each such Component Balance (and each such aggregate certificate balance) has been reduced to zero.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


Prepayment Premium            Any Prepayment Premiums/Yield Maintenance
 Allocation:                  Charges collected with respect to a Mortgage
                              Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield
                              Maintenance Charge and (ii) the Prepayment
                              Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage
                              Loan that prepaid, over the relevant Discount
                              Rate.

                              The portion, if any, of the Prepayment Premium/ Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [_______] ratio through the Distribution Date in July 2005. After the Distribution Date in July 2005 all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class G Certificates and below are the excluded classes.

                              The following is an example of the Prepayment Premium Allocation under (ii) above based on the information contained herein and the following assumptions:

                              o Two Classes of Certificates: Class A-1 and X

                              o The characteristics of the Mortgage Loan being
                                prepaid are as follows:

                                - Mortgage Rate: 7.75%

                                - Maturity Date: 10 years

                              o The Discount Rate is equal to 4.85%

                              o The Class A-1 Pass-Through Rate is equal to
                                5.40%


                              CLASS A CERTIFICATES
--------------------------------------------------------------------------------
                                                                      YIELD
                                                                   MAINTENANCE
                   METHOD                       FRACTION            ALLOCATION
                                              ------------       ---------------
                                                CLASS A-1           CLASS A-1
                                              ------------       ---------------
(Class A-1 Pass-Through Rate - Discount Rate) (5.40%-4.85%)
--------------------------------------------- -------------           18.97%
       (Mortgage Rate - Discount Rate)        (7.75%-4.85%)






                              CLASS X CERTIFICATE
--------------------------------------------------------------------------------
                                                                      YIELD
                                                                   MAINTENANCE
                   METHOD                       FRACTION            ALLOCATION
---------------------------------------------  ----------        ---------------
        1 - Class A-1 YM Allocation            1 - 18.97%             81.03%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


III.   SELLERS             Principal Commercial Funding, LLC ("PCF")
                           -----------------------------------------

                           The Mortgage Pool includes 54 Mortgage Loans, representing 32.2% of the Initial Pool Balance, that were originated by PCF and/or its affiliates.

                           PCF is a wholly owned subsidiary of Principal Capital Management, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                           Morgan Stanley Dean Witter Mortgage Capital Inc. ("MSDWMC")
                           ------------------------------------------------

                           The Mortgage Pool includes 17 Mortgage Loans, representing 25.8% of the Initial Pool Balance, that were originated by or on behalf of MSDWMC or purchased from a third party.

                           MSDWMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                           Wells Fargo Bank, National Association ("Wells
                           Fargo")
                           ----------------------------------------------

                           The Mortgage Pool includes 60 Mortgage Loans, representing 23.6% of the Initial Pool Balance, that were originated by Wells Fargo.

                           Wells Fargo is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by Wells Fargo were originated through its Capital Markets Group.

                           Bear, Stearns Funding, Inc. ("BSFI")
                           ------------------------------------

                           The Mortgage Pool includes 19 Mortgage Loans, representing 18.4% of the Initial Pool Balance, that were originated by BSFI and/or its affiliates.

                           BSFI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSFI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSFI's loan origination and underwriting professionals are all full-time employees.










This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

IV. COLLATERAL DESCRIPTION

                               TEN LARGEST LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     LOAN           CUT-OFF
                                                                              CUT-OFF      UNITS/     PER            DATE   BALLOON
  NO.    PROPERTY NAME               CITY           STATE PROPERTY TYPE     DATE BALANCE     SF     UNIT/SF   DSCR    LTV     LTV
-----------------------------------------------------------------------------------------------------------------------------------
   1. Regent Court                  Dearborn          MI  Office            $86,451,522    566,648    $153   1.23x   76.5%    0.8%
-----------------------------------------------------------------------------------------------------------------------------------
   2. Coliseum Centre               Charlotte         NC  Office            $73,000,000    974,329     $75   1.77x   55.6%   47.6%
-----------------------------------------------------------------------------------------------------------------------------------
   3. Bank One Center Office        New Orleans       LA  Office            $64,500,000  1,004,625     $64   1.41x   69.7%   61.5%
-----------------------------------------------------------------------------------------------------------------------------------
   4. Capital City Mall             Camp Hill         PA  Anchored Retail   $53,250,000    487,817    $109   1.61x   66.6%   59.9%
-----------------------------------------------------------------------------------------------------------------------------------
   5. Fair City Mall                Fairfax           VA  Anchored Retail   $36,934,701    392,102     $94   1.41x   67.2%   59.1%
-----------------------------------------------------------------------------------------------------------------------------------
   6. Nortel Networks               Richardson        TX  Office            $29,947,896    281,758    $106   1.71x   62.7%   55.4%
-----------------------------------------------------------------------------------------------------------------------------------
   7. PETsMART Portfolio
        PETsMART - Braintree        Braintree         MA  Anchored Retail    $4,053,773     25,587     $91   1.63x   62.4%   55.6%
        PETsMART - Boca Raton       Boca Raton        FL  Anchored Retail    $3,430,116     26,045     $91   1.63x   62.4%   55.6%
        PETsMART - Southlake        Southlake         TX  Anchored Retail    $3,118,287     34,247     $91   1.63x   62.4%   55.6%
        PETsMART - Westlake Vilage  Westlake Village  CA  Anchored Retail    $3,055,921     30,000     $91   1.63x   62.4%   55.6%
        PETsMART - Evanston         Evanston          IL  Anchored Retail    $2,681,727     26,416     $91   1.63x   62.4%   55.6%
        PETsMART - Plantation       Plantation        FL  Anchored Retail    $2,619,361     26,040     $91   1.63x   62.4%   55.6%
        PETsMART - Dallas           Dallas            TX  Anchored Retail    $2,432,264     26,370     $91   1.63x   62.4%   55.6%
        PETsMART - Oxon Hill        Oxon Hill         MD  Anchored Retail    $2,245,167     26,956     $91   1.63x   62.4%   55.6%
        PETsMART - Lake Mary        Lake Mary         FL  Anchored Retail    $1,870,972     26,096     $91   1.63x   62.4%   55.6%
        PETsMART - Flint            Flint             MI  Anchored Retail    $1,808,607     26,151     $91   1.63x   62.4%   55.6%
        PETsMART - Fridley          Fridley           MN  Anchored Retail    $1,496,778     26,060     $91   1.63x   62.4%   55.6%
        PETsMART - Tallahassee      Tallahassee       FL  Anchored Retail      $997,852     26,040     $91   1.63x   62.4%   55.6%
                                                                            -----------    -------     ---   -----   -----   -----
                         SUBTOTAL:                                          $29,810,825    326,008     $91   1.63X   62.4%   55.6%
-----------------------------------------------------------------------------------------------------------------------------------
   8. Best Buy Portfolio
        Best Buy - Virginia Beach   Virginia Beach    VA  Big Box Retail     $4,832,683     47,441     $59   1.50x   62.6%   51.1%
        Best Buy - Nashua           Nashua            NH  Big Box Retail     $4,546,537     45,345     $59   1.50x   62.6%   51.1%
        Best Buy - North Attleboro  North Attleboro   MA  Big Box Retail     $4,133,216     45,638     $59   1.50x   62.6%   51.1%
        Best Buy - Schaumburg       Schaumburg        IL  Big Box Retail     $4,006,040     51,104     $59   1.50x   62.6%   51.1%
        Best Buy - Arlington        Arlington         TX  Big Box Retail     $1,526,111     46,641     $59   1.50x   62.6%   51.1%
        Best Buy - Fort Worth       Fort Worth        TX  Big Box Retail     $1,526,111     28,050     $59   1.50x   62.6%   51.1%
        Best Buy - Dallas           Dallas            TX  Big Box Retail     $1,462,522     27,700     $59   1.50x   62.6%   51.1%
        Best Buy - Matteson         Matteson          IL  Big Box Retail     $1,446,626     28,050     $59   1.50x   62.6%   51.1%
        Best Buy - Houston          Houston           TX  Big Box Retail     $1,335,346     44,383     $59   1.50x   62.6%   51.1%
        Best Buy - Beaumont         Beaumont          TX  Big Box Retail     $1,239,964     28,255     $59   1.50x   62.6%   51.1%
        Best Buy - Fort Collins     Fort Collins      CO  Big Box Retail     $1,220,888     42,769     $59   1.50x   62.6%   51.1%
        Best Buy - Albuquerque      Albuquerque       NM  Big Box Retail     $1,179,557     45,653     $59   1.50x   62.6%   51.1%
                                                                            -----------    -------     ---   -----   -----   -----
                         SUBTOTAL:                                          $28,455,601    481,029     $59   1.50X   62.6%   51.1%
-----------------------------------------------------------------------------------------------------------------------------------
   9. Broadcom Corporation          San Jose          CA  Office            $24,872,605    200,000    $124   2.10x   52.9%   42.5%
-----------------------------------------------------------------------------------------------------------------------------------
  10. Boca Park Retail Center       Las Vegas         NV  Anchored Retail   $19,952,991    127,485    $157   1.45x   68.8%   60.6%
-----------------------------------------------------------------------------------------------------------------------------------
      TOTALS/WEIGHTED AVERAGES (1)                                         $447,176,140                      1.61X   63.2%   55.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted average DSCR, Cut-off Date LTV and Balloon LTV calculations exclude the Regent Court loan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



CUT-OFF DATE BALANCE ($)
----------------------------------------------------------
                              NO. OF   AGGREGATE
                            MORTGAGE   CUT-OFF DATE   % OF
                               LOANS   BALANCE ($)    POOL
----------------------------------------------------------
1 - 1,000,000                    6      5,256,332      0.5
1,000,001 -   2,000,000         36     58,377,065      5.2
2,000,001 -   3,000,000         20     50,026,657      4.5
3,000,001 -   4,000,000         21     74,797,813      6.7
4,000,001 -   5,000,000          7     31,945,723      2.9
5,000,001 -   6,000,000         14     78,187,258      7.0
6,000,001 -   7,000,000          6     37,381,065      3.3
7,000,001 -   8,000,000          6     45,079,599      4.0
8,000,001 -   9,000,000          5     43,418,556      3.9
9,000,001 -  10,000,000          3     28,711,347      2.6
10,000,001 - 15,000,000         11    132,719,161      1.9
15,000,001 - 20,000,000          6    104,668,453      9.4
20,000,001 - 25,000,000          1     24,872,605      2.2
25,000,001 >=                    8    402,350,543      6.0
----------------------------------------------------------
TOTAL:                         150  1,117,792,180    100.0
----------------------------------------------------------
Min: $696,781     Max: $86,451,522    Average: $7,451,948
----------------------------------------------------------


STATE
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
North Carolina         9           146,827,785       13.1
Texas                 17           106,240,055        9.5
Michigan               2            88,260,129        7.9
Florida               20            88,186,515        7.9
Pennsylvania           6            81,840,781        7.3
Northern California   18            69,396,845        6.2
Virginia               7            64,680,084        5.8
Louisiana              1            64,500,000        5.8
Southern California   23            61,294,773        5.5
New Jersey             8            58,741,485        5.3
Georgia                6            35,998,214        3.2
Other States          62           251,825,512        2.5
----------------------------------------------------------
TOTAL:               179         1,117,792,180      100.0
----------------------------------------------------------


PROPERTY TYPE
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
Retail                79           452,083,486       40.4
Office                31           386,718,115       34.6
Industrial            40           186,403,187       16.7
Multifamily           17            61,948,435        5.5
Self Storage           9            21,886,568        2.0
Other - Theatre        1             6,070,845        0.5
Manuf. Housing Comm.   2             2,681,544        0.2
----------------------------------------------------------
TOTAL:               179         1,117,792,180      100.0
----------------------------------------------------------


MORTGAGE RATE (%)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
5.960 - 6.500         17           122,540,035       11.0
6.501 - 7.000         50           336,651,548       30.1
7.001 - 7.500         63           455,165,651       40.7
7.501 - 8.000         17           181,068,339       16.2
8.001 - 8.500          2            16,295,761        1.5
8.501 - 9.270          1             6,070,845        0.5
----------------------------------------------------------
TOTAL:               150         1,117,792,180      100.0
----------------------------------------------------------
 Min: 5.960   Max: 9.270            Wtd Avg: 7.127
----------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
1 - 60                 11           36,737,154        3.3
61 - 120              119          904,870,141       81.0
121 - 180              14          156,518,008       14.0
181 - 240               6           19,666,877        1.8
----------------------------------------------------------
TOTAL:                150        1,117,792,180      100.0
----------------------------------------------------------
 Min: 60         Max: 240             Wtd Avg: 125
----------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
1 - 60                 12           40,407,154        3.6
61 - 120              118          901,200,141       80.6
121 - 180              14          156,518,008       14.0
181 - 240               6           19,666,877        1.8
----------------------------------------------------------
TOTAL:                150        1,117,792,180      100.0
----------------------------------------------------------
 Min: 54         Max: 238             Wtd Avg: 122
----------------------------------------------------------


REMAINING AMORTIZATION TERM (MOS)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
Interest Only           8           69,380,000        6.2
61 - 120                1            2,358,740        0.2
121 - 180               9          129,420,377       11.6
181 - 240              13           49,135,114        4.4
241 - 300              49          205,541,894       18.4
301 - 360              66          643,359,378       57.6
361 - 398               4           18,596,677        1.7
----------------------------------------------------------
TOTAL:                150        1,117,792,180      100.0
----------------------------------------------------------
 Non Zero Min: 117     Max: 391     Non Zero Wtd Avg: 316
----------------------------------------------------------



CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
10.1 - 20.0             1              923,394        0.1
20.1 - 30.0             8           28,367,784        2.8
30.1 - 40.0             9           18,238,073        1.8
40.1 - 50.0            17           88,476,142        8.6
50.1 - 60.0            32          241,830,899       23.4
60.1 - 70.0            55          493,993,279       47.9
70.1 - 80.0            27          159,511,088       15.5
----------------------------------------------------------
TOTAL:                149        1,031,340,658      100.0
----------------------------------------------------------
 Min: 19.0      Max: 79.5           Wtd Avg:  61.1
----------------------------------------------------------


LOAN-TO-VALUE RATIO AT MATURITY (%)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
0.30 - 30.0            29          102,811,699       10.0
30.1 - 40.0            11           33,037,197        3.2
40.1 - 50.0            33          260,549,815       25.3
50.1 - 60.0            46          381,465,478       37.0
60.1 - 70.0            30          253,476,468       24.6
----------------------------------------------------------
TOTAL:                149        1,031,340,658      100.0
----------------------------------------------------------
Min: 0.4        Max: 69.7            Wtd Avg: 50.1
----------------------------------------------------------


DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------
                     NO. OF          AGGREGATE
                  MORTGAGED       CUT-OFF DATE       % OF
                 PROPERTIES         BALANCE ($)      POOL
----------------------------------------------------------
 1.21 - 1.30           12           41,850,624        4.1
 1.31 - 1.40           26          133,932,589       13.0
 1.41 - 1.50           30          291,941,441       28.3
 1.51 - 1.60           16           59,509,327        5.8
 1.61 - 1.70           13          136,188,449       13.2
 1.71 - 1.80           11          150,238,958       14.6
 1.81 - 1.90           10           55,633,110        5.4
 1.91 >=               31          162,046,158       15.7
----------------------------------------------------------
TOTAL:                149        1,031,340,658      100.0
----------------------------------------------------------
Min: 1.23       Max: 5.38            Wtd Avg: 1.71
----------------------------------------------------------


All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. Weighted average DSCR, Cut-off Date LTV and Balloon LTV calculations exclude the Regent Court loan, which fully amortizes over its 15 year term and has a 1.23x DSCR and 76.5% LTV as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION(%)(1)

-----------------------------------------------------------------------------------------------------
Prepayment Restrictions           MAR-02             MAR-03             MAR-04             MAR-05
-----------------------------------------------------------------------------------------------------
Locked Out                        98.96%             98.95%             98.95%             81.21%

Greater of YM and 1.00%(2)(3)      1.04%              1.05%              1.05%             18.79%
Open                               0.00%              0.00%              0.00%              0.00%
-----------------------------------------------------------------------------------------------------
TOTALS                           100.00%            100.00%            100.00%            100.00%
-----------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,117,792,180     $1,103,387,528     $1,087,877,169     $1,070,574,896
% Initial Pool Balance           100.00%             98.71%             97.32%             95.78%
-----------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION(%)(1)

-----------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)  MAR-06             MAR-07             MAR-08             MAR-09
-----------------------------------------------------------------------------------------------------
Locked Out                        81.09%             80.62%             80.47%             84.48%

Greater of YM and 1.00%(2)(3)     18.91%             19.38%             19.53%             15.52%
Open                               0.00%              0.00%              0.00%              0.00%
-----------------------------------------------------------------------------------------------------
TOTALS                           100.00%            100.00%            100.00%            100.00%
-----------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,051,755,057      $995,049,858       $974,602,957       $895,794,730
% Initial Pool Balance            94.09%             89.02%             87.19%             80.14%
-----------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION(%)(1)

-----------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)  MAR-10             MAR-11             MAR-12             MAR-13
-----------------------------------------------------------------------------------------------------
Locked Out                        84.39%             82.50%             96.81%             96.19%

Greater of YM and 1.00%(2)(3)     14.93%             15.16%              3.19%              3.81%
Open                               0.68%              2.34%              0.00%              0.00%
-----------------------------------------------------------------------------------------------------
TOTALS                           100.00%            100.00%            100.00%            100.00%
-----------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $871,778,148       $790,474,555       $100,082,242        $69,162,589
% Initial Pool Balance            77.99%             70.72%              8.95%              6.19%
-----------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION(%)(1)

----------------------------------------------------------------
Prepayment Restrictions (cont'd)  MAR-14             MAR-15
----------------------------------------------------------------
Locked Out                        96.21%             96.46%

Greater of YM and 1.00%(2)(3)      3.79%              3.54%
Open                               0.00%              0.00%
----------------------------------------------------------------
TOTALS                           100.00%            100.00%
----------------------------------------------------------------
Pool Balance Outstanding       $53,820,852        $39,525,189
% Initial Pool Balance             4.81%              3.54%
----------------------------------------------------------------


Notes: (1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.
       (2) See Appendix II to the Prospectus Supplement for a description of the Yield Maintenance.
       (3) Mortgage Loan No. 2, Coliseum Centre, Mortgage Loan No. 31, Broadcom Corporation, Mortgage Loan No. 54, Woodland Commons Shopping Center, Mortgage Loan No. 65, Lowe's Home Center, Mortgage Loan No. 70, Exchange Plaza Shopping Center, Mortgage Loan No. 71, Sawgrass Concourse, Mortgage Loan No. 72, Spectrum Office Park, Mortgage Loan No. 74, American Airlines Building, Mortgage Loan No. 79, Peachtree Corners Distribution Center, Mortgage Loan No. 86, Canning Shaws Plaza, Mortgage Loan No. 102, Sable Oaks, and Mortgage Loan No. 119, Huntington Woods Apartments, have been modeled as Yield Maintenance after their lockout periods (if any).


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 -- REGENT COURT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $87,000,000

CUT-OFF DATE BALANCE:        $86,451,522

FIRST PAYMENT DATE:          1/01/2002

INTEREST RATE:               7.390%

AMORTIZATION:                180 months(1)

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               12/01/2016

EXPECTED MATURITY BALANCE:   $941,092

SPONSOR(S):                  Ford Road Property, LLC

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Defeasance with US Treasuries is permitted after
                             the earlier of 24 months from the date of securitization or 3 years after the origination of the loan.


LOAN PER SF:                 $152.57

UP-FRONT RESERVES:           None

ONGOING RESERVES(2):         RE Tax:         Springing
                             Insurance:      Springing
                             Cap Ex:         Springing

LOCKBOX(3):                  Hard

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Office

PROPERTY SUB-TYPE:           Suburban

LOCATION:                    Dearborn, MI

YEAR BUILT/RENOVATED:        1989/NAP

OCCUPANCY(4):                100.0%

SQUARE FOOTAGE:              566,648

THE COLLATERAL:              11-story, class A office tower

OWNERSHIP INTEREST:          Fee Simple



MAJOR TENANTS                % NRSF        RENT PSF(5)        LEASE EXPIRATION
-------------                ------        -----------        ----------------
Ford Motor Company           100.0           $18.71              12/31/2016




PROPERTY MANAGEMENT:         Ford Motor Land Development Corporation

U/W NET OP. INCOME:          $10,600,000

U/W NET CASH FLOW:           $10,600,000

APPRAISED VALUE:             $113,000,000

CUT-OFF DATE LTV:            76.5%

MATURITY DATE LTV:           0.8%

DSCR(6):                     1.23x

================================================================================

(1) The loan is fully amortizing over a 15 year period utilizing a structured lease and mortgage payment schedule which incorporates yearly rental increases (see below for details).

(2) Real Estate Tax, Insurance and Replacement Reserve escrows spring into place in the event Ford Motor Company's long term senior unsecured debt rating falls below 'BBB' /'Baa2' (a "Downgrade Event") or in the event of default under the lease with Ford Motor Company. Borrower has the right to cure a Downgrade Event once during the term of the loan which will suspend all springing reserves. Cap Ex Reserves will spring at $11,332.96 per month.

(3) A hard lockbox is in place with the tenant wiring monthly lease payments to an account directly controlled by the loan servicer.

(4) Pursuant to a bond type, triple net lease with Ford Motor Company as described herein.

(5) The rent increases annually throughout the term of the loan in accordance with the structured lease and mortgage schedule.

(6) DSCR is based on a structured lease and mortgage payment schedule which maintains a constant DSCR of at least 1.23x throughout the entire 15 year loan term.


REGENT COURT LOAN

    THE LOAN. The largest loan (the "Regent Court Loan") is evidenced by a promissory note secured by a first priority mortgage and assignment of lease on the Regent Court office complex located in Dearborn, Michigan (the "Regent Court Property"). The Regent Court Loan was originated on December 1, 2001 by Bear, Stearns Funding, Inc. ("BSFI") and is a 15-year, fully amortizing loan secured by a bond type, triple net lease with Ford Motor Company ("Ford"). The lease contains annual rental increases structured to maintain a constant DSCR of at least 1.23x throughout the loan term.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


    THE BORROWER. The borrower is Ford Road Property, LLC, a Delaware limited liability company that owns no material assets other than the Regent Court Property and related interests. The borrower is a special purpose entity, with two independent directors. The owner of the borrower is Ford Motor Land Development Corporation, which is wholly owned by Ford Holdings, Inc. which is, in turn, 100% owned by Ford Motor Company, the tenant. Ford is a publicly traded company based in Dearborn, Michigan, whose senior long term unsecured debt rating is currently Baa1/BBB+/BBB+ by Moody's, S&P and Fitch, respectively. Furthermore, upon Bear Stearns' request, both Moody's and S&P factored into their analyses a stressed scenario involving a two notch downgrade in the rating of Ford's long term senior unsecured debt (i.e., to BBB-/Baa3). Therefore that scenario, if it were to happen, should not have an adverse impact on the ratings of any of the certificates.

         THE LEASE. The property is leased pursuant to a bond type, triple net lease. The lease requires the tenant, Ford Motor Company, to pay rent, without abatement, offset or reduction for any reason, including casualty and condemnation. The lease permits Ford to terminate the lease only in the event of a major casualty or condemnation and then only if it pays a Stipulated Loss Value sufficient to pay off the mortgage loan including all interest and expenses. Ford Motor Company, as tenant, also is required to pay all expenses relating to the maintenance and operation of the property including real estate taxes, insurance premiums and structural and non-structural repairs (including rebuilding in the event of a casualty or condemnation) and all costs required to comply with all laws, including environmental laws.

    THE PROPERTY. The Regent Court Property is an 11 story Class A office complex in Dearborn, Michigan situated approximately 15 minutes from the Detroit Metropolitan Wayne County Airport with excellent visibility and convenient access to Interstate 94. The property was constructed in 1989 and contains 566,648 net rentable square feet with a large floor-plate design and Class A amenities that include modern high quality finishes, high speed wiring, conference rooms, kitchens, and a full service cafeteria. The property is 100% occupied by the Ford Motor Company's Marketing and Sales Group and the Automotive Consumer Services Group. The property lease and mortgage schedule below highlights the yearly rental increases and mortgage payment changes.

-----------------------------------------------------------------------------------------------------
                        REGENT COURT - STRUCTURED LEASE & MORTGAGE SCHEDULE
-----------------------------------------------------------------------------------------------------
    LOAN PAYMENT CHANGE      LOAN MONTHLY     MASTER LEASE       MASTER LEASE            DSCR
           DATE             PAYMENT AMOUNT     CHANGE DATE      MONTHLY PAYMENT
                                                                    AMOUNT
-----------------------------------------------------------------------------------------------------
        02/01/2002           $717,622.78       12/01/2001         $883,333.33            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2002           $731,975.23       12/01/2002         $901,000.00            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2003           $746,614.74       12/01/2003         $919,020.00            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2004           $761,547.04       12/01/2004         $937,400.41            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2005           $776,777.97       12/01/2005         $956,148.41            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2006           $792,313.56       12/01/2006         $975,271.41            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2007           $808,159.82       12/01/2007         $994,776.83            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2008           $824,322.97       12/01/2008       $1,014,672.30            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2009           $840,809.39       12/01/2009       $1,034,965.70            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2010           $857,625.57       12/01/2010       $1,055,665.00            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2011           $874,778.16       12/01/2011       $1,076,778.40            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2012           $892,273.75       12/01/2012       $1,098,314.00            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2013           $910,119.16       12/01/2013       $1,120,280.20            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2014           $928,321.54       12/01/2014       $1,142,685.80            1.23x
-----------------------------------------------------------------------------------------------------
        12/01/2015           $946,887.95       12/01/2015       $1,165,539.50            1.23x
-----------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


    PROPERTY MANAGEMENT. The Regent Court Property is managed by Ford Motor Land Development Corporation, an affiliate of the borrower. The Ford Motor Company is ultimately responsible under the lease for the management and maintenance of the property.

    MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

    ADDITIONAL INDEBTEDNESS.  Not allowed.

    RELEASE OF PARCELS.  Not allowed.














This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 2 -- COLISEUM CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $73,000,000

CUT-OFF DATE BALANCE:        $73,000,000

FIRST PAYMENT DATE:          4/01/2002

INTEREST RATE:               6.78%

AMORTIZATION:                360 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               3/01/2012

EXPECTED MATURITY BALANCE:   $62,437,210


SPONSOR(S):                  The New York State Common Retirement Fund

INTEREST CALCULATION:        30/360

CALL PROTECTION:             Defeasance or the greater of Yield Maintenance and
                             1% is permitted after the earlier to occur of 3.5
                             years after the date the mortgage is recorded or 2 years after the REMIC startup date. The loan is fully prepayable beginning 3 months prior to loan maturity.

LOAN PER SQUARE FOOT:        $74.92

UP-FRONT RESERVES(1):        TI/LC:          $177,678

ONGOING RESERVES:            RE Tax:         Springing
                             Insurance:      Springing
                             Cap Ex:         Springing
                             TI/LC:          Springing

LOCKBOX(2):                  Soft

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single asset - office park consisting of 6
                             buildings.

PROPERTY TYPE:               Office

PROPERTY SUB-TYPE:           Suburban

LOCATION:                    Charlotte, NC

YEAR BUILT/RENOVATED:        Coliseum One:     Coliseum Four:
                             1990/NAP          1999/NAP

                             Coliseum Two:     Coliseum Five:
                             1994/NAP          1997/NAP

                             Coliseum Three:   Coliseum Six:
                             1996/NAP          1998/NAP

OCCUPANCY(3):                94.4%

SQUARE FOOTAGE:              Coliseum One:     Coliseum Four:
                             150,012           190,479

                             Coliseum Two:     Coliseum Five:
                             133,147           150,679

                             Coliseum Three:   Coliseum Six:
                             197,917           152,095

                             TOTAL SF: 974,329

THE COLLATERAL:              Six, Class A, multi-tenanted, office buildings

OWNERSHIP INTEREST(4):       Fee Simple/Leasehold

MAJOR TENANTS                % NRSF          RENT PSF          LEASE EXPIRATION
-------------                ------          --------          ----------------
Duke Fluor Daniel             13.9            $19.40              10/14/2004
Compass Group                 13.7            $17.99              12/31/2006
B. F. Goodrich                12.3            $19.92               8/31/2010

PROPERTY MANAGEMENT:         Crescent Resources, LLC

U/W NET OP. INCOME:          $11,620,982

U/W NET CASH FLOW:           $10,087,956

APPRAISED VALUE:             $131,200,000

CUT-OFF DATE LTV:            55.6%

MATURITY DATE LTV:           47.6%

DSCR:                        1.77x

================================================================================

(1) A reserve totaling $177,678, representing the borrower's contractual costs for tenant improvements and free rent pursuant to the existing leases with S1 Inc. and Lake Pointe Deli, was funded at the origination of the loan.

(2) Borrower has established and will maintain during the term of the loan a lockbox account whereby all rents, revenue and receipts of the property are deposited directly by tenants. So long as no Event of Default has occurred and borrower maintains a debt service coverage ratio of at least 1.25x, as determined by Lender, funds from the lockbox account will be swept into the borrower's operating account, which is under borrower's control. Upon the occurrence of an Event of Default (not waived by Lender) or in the event the debt service coverage ratio falls below 1.25x, and continuing thereafter until such event has been cured for a minimum of two consecutive quarters ("Trigger Period"), the lockbox bank will sweep all funds in the lockbox account into a deposit account controlled by Lender, from which debt service and all escrows/impounds on the loan and operating expenses for the property shall be disbursed. The deposit account is under Lender's sole control. During the existence of a Trigger Period, impounds for taxes, insurance, ground rents, capital expenditures and lease rollover reserves are deposited into subaccounts under the deposit account.

(3) Based on rent rolls dated January 31, 2002.

(4) The Loan is secured by a first deed of trust on borrower's leasehold interest in One Coliseum Centre and Two Coliseum Centre and borrower's fee interest in Three Coliseum Centre, Four Coliseum Centre, Five Coliseum Centre and Six Coliseum Centre.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

THE COLISEUM CENTRE LOAN

    THE LOAN. The second largest loan (the "Coliseum Centre Loan") is evidenced by a promissory note secured by a Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) encumbering six tracts of land commonly known as One Coliseum Centre, Two Coliseum Centre, Three Coliseum Centre, Four Coliseum Centre, Five Coliseum Centre and Six Coliseum Centre, each located in the city of Charlotte, North Carolina (collectively, "Coliseum Centre"). The leasehold parcels are comprised of One Coliseum Centre and Two Coliseum Centre. The fee parcels are comprised of Three Coliseum Centre, Four Coliseum Centre, Five Coliseum Centre and Six Coliseum Centre. The Coliseum Centre Loan was originated on February 8, 2002 by Wells Fargo Bank, National Association ("Wells Fargo").

    THE BORROWER. The borrower, Coliseum Transfer Inc., a Delaware corporation ("Coliseum Centre Borrower"), is a newly formed single purpose entity, that owns no material assets other than the Coliseum Centre. The Coliseum Centre Borrower is 100% owned by New Coliseum Properties, Inc., which, in turn, is 100% owned by the New York State Common Retirement Fund ("NYSCRF"), the second largest pension plan in the United States both in terms of size and membership.

    THE PROPERTY.

         Coliseum Centre is a Class A office park consisting of six office buildings. The complex is located adjacent to the Charlotte Coliseum and is in close proximity to the Charlotte Douglas International Airport. Coliseum Centre was constructed between 1990 and 1999 on 60.05 acres of land and has a total of 974,329 square feet. Coliseum Centre has a total of 3,764 parking spaces for an overall parking ratio of 3.86/1,000 square feet. The office park is 94.4% occupied as of January 31, 2002.

         One Coliseum Centre was built in 1990 and has a total net rentable area ("NRA") of 150,012 square feet on 7.79 acres. One Coliseum Centre has 7 stories and contains 4 elevators. Coliseum Centre One has a total of 492 parking spaces, which equates to 3.28/1,000 square feet. One Coliseum Centre is on a ground lease from the City of Charlotte, which expires in 2088, with a current annual ground rental of $98,517 increasing by 10% every 5 years.

         Two Coliseum Centre was constructed in 1994 and has a total NRA of 133,147 square feet on 7.27 acres. Two Coliseum Centre has 6 stories and contains 3 elevators. Two Coliseum Centre has a total of 497 parking spaces, which equates to 3.73 spaces/1,000 square feet. Two Coliseum Centre is also on a ground lease from the City of Charlotte, which expires in 2093, with a current annual ground rental of $104,073 increasing by 10% every 5 years.

         Three Coliseum Centre was constructed in 1996 and has a total NRA of 197,917 square feet on 14.29 acres. Three Coliseum Centre has 6 stories and contains 4 elevators. Three Coliseum Centre has a total of 737 parking spaces, which equates to 3.72 spaces/1,000 square feet.

         Four Coliseum Centre was completed in 1999 and has a total NRA of 190,479 square feet on 12.63 acres. Four Coliseum Centre has 6 stories and contains 4 elevators. Four Coliseum Centre has a total of 806 parking spaces, 200 of which are covered and 606 of which are uncovered. Four Coliseum Centre's parking ratio is 4.23 spaces/1,000 square feet.

         Five Coliseum Centre was built in 1997 and has a total NRA of 150,679 square feet on 9.74 acres. Five Coliseum Centre has 6 stories and contains 3 elevators. Five Coliseum Centre has a total of 634 parking spaces, which equates to 4.21 spaces/1,000 square feet.

         Six Coliseum Centre was built in 1998 and has a total NRA of 152,095 square feet on 8.33 acres. Six Coliseum Centre has 6 stories and contains 3 elevators. Six Coliseum Centre has a total of 598 parking spaces, which equates to 3.93 spaces/1,000 square feet.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                    WEIGHTED
                      # OF        AVERAGE BASE      % OF TOTAL                     % OF TOTAL BASE     CUMULATIVE % OF
                     LEASES        RENT PER SF      SQUARE FEET     CUMULATIVE %   RENTAL REVENUES    TOTAL BASE RENTAL
       YEAR          ROLLING        ROLLING           ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------
      Vacant            12           $19.62              6%              6%               6%                   6%
--------------------------------------------------------------------------------------------------------------------------
       MTM              --             --               --               6%               --                   6%
--------------------------------------------------------------------------------------------------------------------------
       2002              6           $20.03              6%             12%               6%                  12%
--------------------------------------------------------------------------------------------------------------------------
       2003              8           $20.23              6%             17%               6%                  18%
--------------------------------------------------------------------------------------------------------------------------
       2004             15           $19.77             25%             42%              25%                  43%
--------------------------------------------------------------------------------------------------------------------------
       2005             11           $20.02             13%             55%              14%                  56%
--------------------------------------------------------------------------------------------------------------------------
       2006             12           $18.55             22%             77%              21%                  77%
--------------------------------------------------------------------------------------------------------------------------
       2007             --             --               --              77%              --                   77%
--------------------------------------------------------------------------------------------------------------------------
       2008              1           $19.79              1%             79%               2%                  79%
--------------------------------------------------------------------------------------------------------------------------
       2009              1           $19.24              3%             82%               3%                  81%
--------------------------------------------------------------------------------------------------------------------------
       2010              3           $19.78             12%             94%              12%                  94%
--------------------------------------------------------------------------------------------------------------------------
       2011              1           $20.07              6%            100%               6%                 100%
--------------------------------------------------------------------------------------------------------------------------


    PROPERTY MANAGEMENT. Crescent Resources, LLC manages Coliseum Centre. Crescent Resources, LLC is not an affiliate of the Coliseum Centre Borrower. The management agreement is subordinate and subject to the Coliseum Centre Loan.

    MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

    ADDITIONAL INDEBTEDNESS.  Not allowed.

    RELEASE OF PARCELS.  Not Allowed.








This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 -- BANK ONE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $64,500,000

CUT-OFF DATE BALANCE:        $64,500,000

FIRST PAYMENT DATE:          4/01/2002

INTEREST RATE:               7.330%

AMORTIZATION:                360 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               3/01/2012

EXPECTED MATURITY BALANCE:   $56,867,381

SPONSOR(S):                  Loeb Partners Realty; J.S.
                             Karlton Company

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             U.S. Treasury defeasance after the earlier to occur
                             of (a) 2 years following securitization and (b) 4 years following loan origination. Freely prepayable in whole without prepayment premium during the three months prior to the Maturity Date.

LOAN PER SF:                 $64.20

UP-FRONT RESERVES:           RE Tax:              $314,215
                             Def. Maintenance:    $75,000
                             Air Rights:          $9,827

ONGOING RESERVES(1):         RE Tax:              $181,099/month
                             Insurance:           Springing
                             Cap Ex:              $16,746/month
                             TI/LC:               $65,957/month
                             Air Rights:          $820/month

LOCKBOX:                     Hard

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Office

PROPERTY SUB-TYPE:           Urban

LOCATION:                    New Orleans, LA

YEAR BUILT/RENOVATED:        1985/NAP

OCCUPANCY (2):               93.2%

SQUARE FOOTAGE:              1,004,625

THE COLLATERAL:              52-floor class A office building

OWNERSHIP INTEREST(3):       Fee Simple



MAJOR TENANTS                % NRSF          RENT PSF    LEASE EXPIRATION
-------------                ------          --------    ----------------
Bank One                      29.1            $5.72         1/31/2011(1)
Jones Walker                  14.2           $12.90        12/31/2005
Energy Partners                6.5           $10.15         8/31/2011

PROPERTY MANAGEMENT:         Continental Asset Management Company, Inc.

U/W NET OP. INCOME:          $8,980,071

U/W NET CASH FLOW:           $7,523,213

APPRAISED VALUE:             $92,500,000

CUT-OFF DATE LTV:            69.7%

MATURITY DATE LTV:           61.5%

DSCR:                        1.41x

================================================================================

(1) The Borrower is required to deposit 1/12 of annual real estate taxes and rental payments for air rights each month. The amount shown is the current, actual monthly collection. Most of the space leased by Bank One in the building is demised under a lease that expires on January 31, 2011, but which allows Bank One to terminate the lease (in whole, not in part) on February 1, 2006 if Bank One gives at least one year's notice and pays a termination fee. If Bank One elects to terminate, the termination payment and all excess cash flow will be deposited in a reserve account until the amount held in the reserve account equals $8,400,000. If the termination option is not exercised, borrower will be required to make equal monthly deposits in a reserve account from February 1, 2006 until February 1, 2011 in an amount sufficient to cause the amount deposited therein to equal $8,750,000 when the Bank One lease expires.

(2) Occupancy is based on a rent roll dated January 16, 2002.

(3) The mortgaged property also includes a leasehold interest in air rights for parking bridges and balconies on the property.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


THE BANK ONE CENTER LOAN

     THE LOAN. The third largest loan (the "Bank One Center Loan") as evidenced by the Promissory Note is secured by a first priority Fee and Leasehold Mortgage to Secure Present and Future Obligations, Assignment of Leases and Rents and Security Agreement (the "Bank One Center Mortgage") encumbering the 1,004,625 square foot, 52-floor office tower known as the Bank One Center, located in New Orleans, Louisiana (the "Bank One Center Property"). The Bank One Center Loan was originated on February 11, 2002 by or on behalf of MSDWMC.

     THE BORROWER. The borrower is LKBOC LLC, a Delaware limited liability company (the "Bank One Center Borrower") that owns no material asset other than the Bank One Center Property and related interests. The Bank One Center Borrower is an affiliate of Loeb Partners Realty and J.S. Karlton Company. Loeb Partners Realty was founded in 1979 and currently owns and manages over $3 billion of real estate, primarily consisting of office space in major metropolitan areas. J.S. Karlton Company was founded in 1978 and is the general partner and manager of a portfolio of five properties with an aggregate of over 3.5 million square feet of space.

     THE PROPERTY. The Bank One Center Property was constructed in 1985 and is located at 201 St. Charles Avenue, New Orleans, Louisiana. The Bank One Center Property consists of a 1,004,625 square foot, 52-story, class A office building. Bank One Corporation occupies approximately 29% of the building. The Bank One Center Property contains approximately 935,261 square feet of office area; 57,152 square feet of retail, food court and mezzanine areas; and 12,212 square feet of storage area. The Bank One Center Property is situated on 1.5 acres and contains 780 parking spaces, which are located on floors 3 through 13 of the building. The Bank One Center Borrower leases air rights pertaining to parking bridges and balconies located on the Bank One Center Property from the City of New Orleans, under air rights leases that expire on January 1, 2033.

--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           CUMULATIVE %
                                                                                                             OF TOTAL
                                      AVERAGE BASE       % OF TOTAL                      % OF TOTAL BASE      RENTAL
                       # OF LEASES    RENT PER SF        SQUARE FEET      CUMULATIVE %    RENTAL REVENUES    REVENUES
      YEAR               ROLLING        ROLLING            ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------------
     Vacant                18           $14.28                7%               7%               11%             11%
--------------------------------------------------------------------------------------------------------------------------
      2002                 23           $13.01                4%              11%                6%             16%
--------------------------------------------------------------------------------------------------------------------------
      2003                 17           $10.17                5%              16%                5%             22%
--------------------------------------------------------------------------------------------------------------------------
      2004                 13            $9.01                7%              23%                7%             29%
--------------------------------------------------------------------------------------------------------------------------
      2005                 11           $12.15               19%              43%               25%             53%
--------------------------------------------------------------------------------------------------------------------------
      2006                 16           $11.12                9%              52%               10%             64%
--------------------------------------------------------------------------------------------------------------------------
      2007                  3            $8.96                1%              52%                1%             64%
--------------------------------------------------------------------------------------------------------------------------
      2008                  7            $9.06                5%              57%                4%             69%
--------------------------------------------------------------------------------------------------------------------------
      2009                  1           $10.58                1%              58%                1%             70%
--------------------------------------------------------------------------------------------------------------------------
      2010                  3            $9.15                3%              61%                3%             73%
--------------------------------------------------------------------------------------------------------------------------
      2011                 11            $6.63               39%             100%               27%            100%
--------------------------------------------------------------------------------------------------------------------------
  2012 & Beyond            --              --                --              100%               --             100%
--------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The Bank One Center Property is managed by Continental Asset Management Company, Inc., which is an affiliate of J.S. Karlton Company. Management fees are subordinated to the Bank One Center Loan pursuant to the Assignment of Management Agreement and Subordination of Management Fees.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

     ADDITIONAL INDEBTEDNESS.   Not allowed.

     RELEASE OF PARCELS.   Not allowed.





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 -- CAPITAL CITY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $53,250,000

CUT-OFF DATE BALANCE:        $53,250,000

FIRST PAYMENT DATE(1):       3/01/2002

INTEREST RATE:               7.610%

AMORTIZATION:                336 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               2/01/2012

EXPECTED MATURITY BALANCE:   $47,897,617

SPONSOR(S):                  Crown American Realty Trust

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Closed to prepayment until the earlier of 5 years
                             after the loan origination date and 2 years after securitization, with full faith and credit U.S.
                             obligations defeasance thereafter, until 3 months prior to the Maturity Date. Freely prepayable in whole without prepayment premium during the final 3 months.

LOAN PER SF:                 $109.16

UP-FRONT RESERVES(2):        RE Tax:                   $176,875
                             Other (J.C. Penney):      $1,000,000
ONGOING RESERVES(3):         RE Tax:                   $34,598/month
                             Insurance:                Springing
                             Cap Ex:                   $6,647/month
                             TI/LC:                    $25,968/month

LOCKBOX(4):                  Soft

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Retail

PROPERTY SUB-TYPE:           Anchored

LOCATION:                    Camp Hill, PA

YEAR BUILT/RENOVATED:        1974/1998

OCCUPANCY(5):                97.8%

SQUARE FOOTAGE:              487,817

THE COLLATERAL:              A regional shopping center

OWNERSHIP INTEREST(6):       Fee Simple


MAJOR TENANTS                % NRSF          RENT PSF         LEASE EXPIRATION
-------------                ------          --------         ----------------
JC Penney                     21.1            $4.15              11/30/2010
Sears, Roebuck and Co.        20.8            $1.91               7/28/2004(7)
Toys "R" Us                    9.5            $3.30               1/31/2004(8)

PROPERTY MANAGEMENT:         Crown American Properties, L.P.

U/W NET OP. INCOME:          $6,833,747

U/W NET CASH FLOW:           $6,522,130

APPRAISED VALUE:             $80,000,000

CUT-OFF DATE LTV:            66.6%

MATURITY DATE LTV:           59.9%

DSCR(9):                     1.61x

================================================================================

(1) Payments of interest only are made on the loan through and including the payment date occurring in February 2004. Thereafter, the borrower will make principal and interest payments on the loan based on a 28-year amortization schedule.

(2) If Lender receives satisfactory evidence that J.C. Penney store sales at the property for the immediately preceding consecutive twelve (12) month period have reached, (x) if the disbursement is to occur on or prior to 12/31/03, $138 psf or (y) if the disbursement is to occur after to 12/31/03, the greater of (i) 90% of the average national psf sales for all J.C. Penney anchor stores operating for such 12-month period and (ii) $138 psf, Lender shall disburse the entire J.C. Penney Reserve to the borrower.

(3) The actual amount in the RE Tax Reserve depends on the actual real estate taxes to become due with respect to the property. The borrower is required to deposit monthly 1/12 of the annual amount of real estate taxes due into the RE Tax Reserve. Deposits to the Insurance Reserve are waived for so long as no event of default has occurred and the borrower maintains a blanket insurance policy satisfying the insurance requirements of the loan and otherwise acceptable to Lender.

(4) The lockbox will go hard if Lender determines at any time that (i) the DSCR is less than 1.15x or (ii) more than 20% of the space leased to Sears, Roebuck & Co. (other than such portion of the Sears space used as a tire, battery and auto center) and J.C. Penney has gone dark or such lease(s) has/have or will be terminated. If the lockbox goes hard as a result of the condition described in (ii) above, all excess cash flow is deposited into the TI/LC Reserve and will be disbursed by Lender to the borrower for leasing commissions and TI expenditures relating to such affected anchor tenant space, upon Lender's approval of a replacement lease or leases for such space and upon the borrower's compliance with certain other conditions.

(5) Occupancy is based on a rent roll dated October 2, 2001.

(6) The property is subject to a ground lease from Crown American Properties, L.P., the sole limited partner of the borrower, as lessor, to the borrower. The ground lessor has subordinated the ground lease to the lien of the loan by subjecting its fee interest to the lien of the mortgage.

(7) Sears, Roebuck & Co. has 5 remaining five-year options to renew at a rental rate of $1.91/sf.

(8) Toys `R Us has a six-year option to renew at a rental rate of $3.80/sf, followed by 5 subsequent five-year options to renew at a rental rate that escalates to a maximum of $6.41/sf in 2030.

(9) The DSCR is based on average interest-only payment through February 1, 2004. The estimated DSCR after the interest-only period is 1.42x.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



THE CAPITAL CITY MALL LOAN

     THE LOAN. The fourth largest loan (the "Capital City Mall Loan") is evidenced by the Promissory Note and is secured by a first priority Fee and Leasehold Mortgage and Security Agreement encumbering a 487,817 square foot portion of a 607,978 square foot regional shopping center known as the Capital City Mall, located in Camp Hill, Pennsylvania (the "Capital City Mall Property"). The Capital City Mall Loan was originated on January 2, 2002 by or on behalf of MSDWMC.

     THE BORROWER. The borrower is Crown American Capital City Associates, L.P., a Pennsylvania limited partnership (the "Capital City Mall Borrower") that owns no material asset other than the Capital City Mall Property and related interests. The Capital City Mall Borrower is controlled by Crown American Properties, L.P., a subsidiary of Crown American Realty Trust, a REIT that trades as "CWN" on the NYSE (the "REIT"). The REIT was formed on May 14, 1993, and owns a 78% general partnership interest in Crown American Properties, L.P. that was formed to own and operate the REIT's properties. Per the REIT's 10Q filing for the quarter ending June 30, 2001, the REIT or its subsidiaries manage over 16 million square feet of gross leasable area and the REIT has total assets of $822.6 million, liabilities of $744.8 million and equity of $77.8 million. As of the market close on September 30, 2001, the REIT had a market capitalization of $1.108 billion.

     THE PROPERTY. The Capital City Mall Property, located in Camp Hill, Pennsylvania, was originally constructed in 1974 and last renovated in 1998. The Capital City Mall Property is comprised of 487,817 square feet of a 607,978 square foot, 100+/- tenant, regional shopping center. The remaining 120,161 square feet of the regional shopping center is attributable to a parcel owned by Hecht's and on which a Hecht's department store is situated. The Capital City Mall Property is located in the West Shore area of the Harrisburg-Lebanon-Carlisle Metropolitan Area in Lower Allen Township in Cumberland County, Pennsylvania. The Capital City Mall Property is in close proximity to residential development and is accessible at Zimmermann and Hartzdale Drives in the Camp Hill section of the West Shore area in the Harrisburg-Lebanon-Carlisle Metropolitan Area. The appraisal cites data that the Capital City Mall Property primary trade area (within a 15 mile radius) has increased to 178,787 households in 2001, with an average household income of $62,039.

-----------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL
                                   AVERAGE BASE      % OF TOTAL                        BASE RENTAL    CUMULATIVE % OF
                   # OF LEASES      RENT PER SF      SQUARE FEET   CUMULATIVE % OF      REVENUES        TOTAL RENTAL
      YEAR           ROLLING          ROLLING          ROLLING        SF ROLLING         ROLLING      REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------
     Vacant            13             $23.63             2%                2%               4%                4%
-----------------------------------------------------------------------------------------------------------------------
      2002             16             $16.95             9%               11%              12%               16%
-----------------------------------------------------------------------------------------------------------------------
      2003              4             $25.30             2%               13%               3%               19%
-----------------------------------------------------------------------------------------------------------------------
      2004             11              $4.40            33%               46%              11%               30%
-----------------------------------------------------------------------------------------------------------------------
      2005             10             $23.99             5%               51%               9%               39%
-----------------------------------------------------------------------------------------------------------------------
      2006             12             $28.25             6%               56%              13%               52%
-----------------------------------------------------------------------------------------------------------------------
      2007              9             $19.32             6%               62%               9%               60%
-----------------------------------------------------------------------------------------------------------------------
      2008             11             $29.05             5%               67%              10%               71%
-----------------------------------------------------------------------------------------------------------------------
      2009              9             $21.92             4%               71%               7%               78%
-----------------------------------------------------------------------------------------------------------------------
      2010              9              $7.40            25%               96%              14%               92%
-----------------------------------------------------------------------------------------------------------------------
      2011              5             $25.85             3%               99%               5%               97%
-----------------------------------------------------------------------------------------------------------------------
  2012 & Beyond         2             $22.53             1%              100%               3%              100%
-----------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Capital City Mall Property is managed by Crown American Properties, L.P.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS.   Not allowed.

        RELEASE OF PARCELS. Lender will release the lien of the Capital City Mall Loan from a portion of the Capital City Mall Property comprised of 49,005 square feet (1.125 acres) provided no event of default shall have occurred, Lender receives an updated survey and appropriate endorsements to its policy of title insurance, Lender is satisfied that, subsequent to such release, the Capital City Mall Property and the released parcel will be in compliance with applicable zoning, land use, parking and building requirements and certain other conditions are satisfied.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 -- FAIR CITY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $37,000,000

CUT-OFF DATE BALANCE:        $36,934,701

FIRST PAYMENT DATE:          2/01/2002

INTEREST RATE:               7.250%

AMORTIZATION:                360 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               1/01/2012

EXPECTED MATURITY BALANCE:   $32,518,871

SPONSOR(S):                  Herbert H. Haft

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Closed to prepayment until the earlier of (i) two
                             years after the date of securitization or (ii) 5 years after the loan origination. Defeasance is permitted thereafter with full faith and credit
                             U.S. obligations. Borrower may voluntarily prepay the loan without penalty during the three months prior to the Maturity Date.

LOAN PER SF:                 $94.20

UP-FRONT RESERVES(1):        RE Tax:        $235,322
                             TI/LC:         $1,700,000
                             Environmental: $180,000
                             Deferred
                             Maintenance:   $771,063

ONGOING RESERVES(2):         Insurance:     Springing
                             Cap Ex:        $4,901/month

LOCKBOX:                     None

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Retail

PROPERTY SUB-TYPE:           Anchored

LOCATION:                    Fairfax, VA

YEAR BUILT/RENOVATED:        1974/1988

OCCUPANCY(3):                92.6%

SQUARE FOOTAGE:              392,102

THE COLLATERAL:              Grocery anchored community shopping center

OWNERSHIP INTEREST:          Fee Simple

MAJOR TENANTS                % NRSF          RENT PSF     LEASE EXPIRATION
-------------                ------          --------     ----------------
Shopper's Food Warehouse      15.8            $11.59          9/30/2015
Lifetime Fitness Gym          15.0            $10.00          7/31/2026
Bed, Bath & Beyond             8.9            $14.55          1/31/2004

PROPERTY MANAGEMENT:         Urban Retail Properties Co.

U/W NET OP. INCOME:          $4,402,498

U/W NET CASH FLOW:           $4,272,631

APPRAISED VALUE:             $55,000,000

CUT-OFF DATE LTV:            67.2%

MATURITY DATE LTV:           59.1%

DSCR:                        1.41x

================================================================================

(1) All of the up-front reserves are in the form of letters of credit. Borrower must maintain the total amount required by the loan agreement in each reserve fund, but may maintain the reserve in any combination of letter of credit or cash reserves. In the event that Lender draws on a letter of credit, borrower must replace the amount drawn with cash or a new letter of credit. Lender holds the tax escrow for the term of the loan. Borrower is still required to remit taxes to the appropriate authority directly. The itemized escrowed funds listed above include letters of credit Lender is holding for payments for the following tenant improvements that borrower must make to tenants: (i) $1,100,000 for Lifetime Fitness tenant improvements and (ii) $600,000 for a Shopper's Food Warehouse expansion. The Lifetime Fitness letter of credit shall be reduced upon satisfaction of the following conditions by borrower: (i) no Event of Default shall exist and remain uncured and (ii) Lender shall have received a certificate from borrower stating that borrower has reimbursed Lifetime Fitness for the amounts of such tenant improvements. Before Lender disburses the final $100,000 from the Lifetime Fitness funds, borrower must deliver an estoppel certificate from Lifetime Fitness stating that all of Borrower's reimbursement obligations under their lease have been satisfied. The Shopper's Food Warehouse letter of credit shall be disbursed one time only by Lender, provided that no Event of Default shall have occurred and be continuing and upon borrower's delivery of an estoppel certificate from Shopper's Food Warehouse stating that borrower's obligation to pay the $600,000 for tenant improvements under their lease has been satisfied. The Deferred Maintenance reserve is primarily related to replacement of the roof during the loan term.

(2) If borrower maintains required insurance coverage under a blanket insurance policy and no Event of Default has occurred and is continuing, then deposits for insurance premiums are waived.

(3) Occupancy is based on the rent roll dated December 31, 2001.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



THE FAIR CITY MALL LOAN

     THE LOAN. The fifth largest loan (the "Fair City Mall Loan") as evidenced by a Promissory Note , is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing encumbering the 392,102 square foot regional shopping center known as Fair City Mall, located in Fairfax, Virginia (the "Fair City Mall Property"). The Fair City Mall Loan was originated on December 6, 2001 by or on behalf of MSDWMC.

     THE BORROWER. The borrower is Fair City HHH, LLC a Delaware limited liability company (the "Fair City Mall Borrower") that owns no material assets other than the Fair City Mall Property and related interests. The Fair City Mall Borrower is sponsored by Herbert H. Haft, founder of the retail holding company, Dart Group Corporation, from which he was subsequently bought out. Mr. Haft incorporated the Dart Group in 1960 and built the company into an operator of auto parts, book, grocery and beverage retailers. Mr. Haft continues to own and operate the Fair City Mall and the Plaza at Landmark in Alexandria, Virginia.

     THE PROPERTY. The Fair City Mall Property, located at 9600 Main Street in Fairfax, Virginia, was originally constructed in 1974 and expanded in 1988. The Fair City Mall Property is located approximately 3.5 miles west of Interstate 495, also known as the "Capital Beltway" and is approximately 25 miles west of Washington, DC. The Fair City Mall Property consists of 392,102 square feet, comprised of five single-level buildings and a 70,237 square foot enclosed mall and is anchored by Shopper's Food Warehouse, Marshall's, Lifetime Fitness Gym and Bed, Bath & Beyond. Fair City Mall is situated on approximately 33.12 acres and contains 1,812 parking spaces.

----------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                                   AVERAGE BASE    % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF
                    # OF LEASES    RENT PER SF     SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
       YEAR           ROLLING        ROLLING         ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------
      Vacant             3          $14.64             7%               7%                7%                 7%
----------------------------------------------------------------------------------------------------------------------
       2002              2          $17.54             1%               8%                1%                 8%
----------------------------------------------------------------------------------------------------------------------
       2003              5          $19.14             4%              12%                5%                14%
----------------------------------------------------------------------------------------------------------------------
       2004              8          $14.81            27%              39%               28%                41%
----------------------------------------------------------------------------------------------------------------------
       2005              4          $20.59             3%              42%                4%                45%
----------------------------------------------------------------------------------------------------------------------
       2006              5          $14.33            10%              53%               10%                56%
----------------------------------------------------------------------------------------------------------------------
       2007              1          $15.00            <1%              53%               <1%                56%
----------------------------------------------------------------------------------------------------------------------
       2008              5          $22.17             5%              58%                8%                64%
----------------------------------------------------------------------------------------------------------------------
       2009              5          $15.57             9%              67%                9%                74%
----------------------------------------------------------------------------------------------------------------------
       2010              --             --             --              67%                 --               74%
----------------------------------------------------------------------------------------------------------------------
       2011              2          $21.33             1%              68%                2%                75%
----------------------------------------------------------------------------------------------------------------------
  2012 & Beyond          3          $11.26            32%             100%               25%               100%
----------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The Fair City Mall Property is managed by Urban Retail Properties Co.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

     ADDITIONAL INDEBTEDNESS. The Fair City Mall financing documents generally prohibit subordinate indebtedness and other encumbrances.

     RELEASE OF PARCELS.  Not allowed.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 6 -- NORTEL NETWORKS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $30,000,000

CUT-OFF DATE BALANCE:        $29,947,896

FIRST PAYMENT DATE:          2/01/2002

INTEREST RATE:               7.350%

AMORTIZATION:                360 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               1/01/2012

EXPECTED MATURITY BALANCE:   $26,433,482

SPONSOR(S):                  W.P. Carey & Co., LLC; Corporate Property
                             Associates 14 Incorporated

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Closed to prepayment until the earlier of 2 years
                             after securitization and 4 years after the loan origination with defeasance thereafter with full faith and credit obligations of the U.S. Freely prepayable in whole without prepayment premium during the 3 months prior to the Maturity Date.

LOAN PER SF:                 $106.29


UP-FRONT RESERVES(1)(2):     Other (Security
                             Deposit):         $5,287,500


ONGOING RESERVES(2):         RE Tax:           Springing
                             Insurance:        Springing
                             TI/LC:            Springing

LOCKBOX:                     Hard

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Office

PROPERTY SUB-TYPE:           Suburban

LOCATION:                    Richardson, TX

YEAR BUILT/RENOVATED:        2001/NAP

OCCUPANCY(3):                100.0%

SQUARE FOOTAGE:              281,758

THE COLLATERAL:              7-story, class A suburban office building

OWNERSHIP INTEREST:          Fee Simple



TENANTS                      % NRSF     RENT PSF        LEASE EXPIRATION
-------                      ------     --------        ----------------

Nortel Networks, Inc.        100.0       $18.77            12/19/2016


PROPERTY MANAGEMENT:         Nortel Networks, Inc. (tenant)

U/W NET OP. INCOME:          $4,623,034

U/W NET CASH FLOW:           $4,246,859

APPRAISED VALUE:             $47,750,000

CUT-OFF DATE LTV:            62.7%

MATURITY DATE LTV:           55.4%

DSCR:                        1.71x

================================================================================

(1) Lender is holding a $5,287,500 letter of credit (the "LOC"), furnished as lease security by Nortel Networks, Inc., the tenant of the Nortel Networks Property (the "Tenant"). The LOC will be reduced to $2,643,750 in December 2006 provided there is no continuing event of default under the lease (the "Nortel Networks Lease"). If, at any time, (i) the Tenant achieves a credit rating on its senior unsecured debt of not less than BBB+ from Standard & Poors or Baa1 from Moody's, (ii) the Tenant does not have a split credit rating of more than one credit level from the other credit rating agency and
    (iii) no event of default is continuing under the Nortel Networks Lease, the LOC will be released, provided that if Tenant's rating subsequently falls below such required rating or has a split credit rating of more than one credit level, the Tenant is required to redeposit a letter of credit in the then required amount.

(2) In the event (i) the borrower is entitled to draw upon the LOC under the terms of the Nortel Networks Lease, (ii) the Nortel Networks Lease has been terminated, and (iii) there is no continuing event of default under the loan, proceeds from the LOC will be deposited by lender into a TI/LC reserve account to be used by the borrower to re-lease the property. Real estate taxes and insurance premiums are springing based on (i) there is a continuing event of default under the Nortel Networks Loan, (ii) there is a default under the Nortel Networks Lease (or replacement triple net lease for the entire Nortel Networks Property with another single-user tenant, in each case acceptable to Lender in its sole discretion) and (iii) Tenant (or such replacement tenant) does not pay real estate taxes on the Nortel Networks Property and is not carrying, and paying the premiums for, the insurance required to be carried under the terms of the loan.

(3) Occupancy is based on a rent roll dated November 29, 2001.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


THE NORTEL NETWORKS LOAN

     THE LOAN. The sixth largest loan (the "Nortel Networks Loan") is evidenced by a Promissory Note and is secured by a first priority Deed of Trust and Security Agreement encumbering the land and improvements thereon known by the street address of 2370 Performance Drive in Richardson, Texas (the "Nortel Networks Property"). The Nortel Networks Loan was originated on December 20, 2001 by or on behalf of MSDWMC. The Nortel Networks Loan financed a sale/leaseback transaction between Nortel Networks, Inc., the single-user tenant of the Nortel Networks Property (the "Tenant") and the Nortel Networks Borrower.

     THE BORROWER. The borrower is Wireless (TX) LP , a Delaware limited partnership, doing business in Texas as Wireless Tech (TX) LP (the "Nortel Networks Borrower") that owns no material asset other than the Nortel Networks Property and related interests. The Nortel Networks Borrower is sponsored by Corporate Property Associates 14 Incorporated ("CPA 14"), a real estate investment trust formed in 1997 to acquire commercial and industrial properties and lease them out on a long-term triple-net basis. In its November 22, 2000 prospectus, CPA 14 reported ownership of 46 properties located in 21 states and leased to 32 tenants. The Nortel Networks Borrower is also sponsored by W.P. Carey & Co., LLC, which, together with its affiliated Corporate Properties Associate companies, owns/manages over 473 triple-net, single-tenant lease transactions.

     THE PROPERTY. The Nortel Networks Property, located north of Dallas in Richardson, Texas, was originally constructed in 2001. The office building is 100% occupied by the Tenant and is Phase III of the Galatyn Park development. Phases I and II of the Galatyn Park, constructed in 1997 and 1998, consist of three buildings comprising over 500,000 square feet and are also 100% occupied by the Tenant. According to the Tenant, the Nortel Networks Property represents one of the three most critical facilities of the Tenant's business. The appraisal notes that the Nortel Networks Property is a state-of-the-art facility located in one of the "best" locations in the Telecom Corridor. The Galatyn Park development will feature a Dart light rail station beginning in 2002 and is served by an overpass from the North Central Expressway that provides direct ingress and egress to the development. The Tenant's lease, executed on December 19, 2001, has a 15-year term and is guaranteed by Nortel Networks Limited, which reported liquidity of $4.7 billion as of November 6, 2001, and is a subsidiary of Nortel Networks Corporation (Baa2 and BBB-, Moody's and Standard & Poors, respectively), which reported liquidity of $7.1 billion as of November 6, 2001.

     PROPERTY MANAGEMENT.  The Nortel Networks Property is managed by the
Tenant.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     RELEASE OF PARCELS.  Not allowed.







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 7 -- PETSMART PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $29,875,000

CUT-OFF DATE BALANCE:        $29,810,825

FIRST PAYMENT DATE:          1/01/2002

INTEREST RATE:               7.700%


AMORTIZATION:                360 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP


MATURITY DATE:               12/01/2011


EXPECTED MATURITY BALANCE:   $26,562,303


SPONSOR(S):                  W.P. Carey & Co., LLC


INTEREST CALCULATION:        Actual/360


CALL PROTECTION:             Closed to prepayment until the earlier of 2 years
                             after securitization or 4 years after the loan origination date, with U.S Treasury defeasance thereafter. Freely payable without prepayment premium during the 3 months prior to the maturity date.

LOAN PER SF(1):              $91.44

UP-FRONT RESERVES(2):        TI/LC:                 $1,500,000
                             Other (Security        $2,000,000
                             Deposit):
ONGOING RESERVES(3):         RE Tax:                Springing
                             Insurance:             Springing
                             Cap Ex:                Springing
                             TI/LC:                 Springing

LOCKBOX:                     None

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Portfolio of 12 assets

PROPERTY TYPE:               Retail

PROPERTY SUB-TYPE:           Anchored

LOCATIONS:                   Braintree, MA                Dallas, TX
                             Boca Raton, FL               Oxon Hill, MD
                             Southlake, TX                Lake Mary, FL
                             Westlake Village, CA         Flint, MI
                             Evanston, IL                 Fridley, MN
                             Plantation, FL               Tallahassee, FL

YEAR BUILT/RENOVATED:        Braintree: 1997/NAP          Dallas: 1998/NAP
                             Boca Raton: 1997/NAP         Oxon Hill: 1998/NAP
                             Southlake: 1998/NAP          Lake Mary: 1997/NAP
                             Westlake Village: 1998/NAP   Flint: 1996/NAP
                             Evanston: 1998/NAP           Fridley: 1996/NAP
                             Plantation: 1997/NAP         Tallahassee: 1997/NAP

OCCUPANCY(4):                100.0%

SQUARE FOOTAGE:              326,008

THE COLLATERAL:              12 single-tenant retail buildings

OWNERSHIP INTEREST:          Fee Simple

TENANTS                      % NRSF     RENT PSF(5)  LEASE EXPIRATION
-------                      ------     -----------  ----------------
PETsMART                      100.0       $14.75        12/31/2021

PROPERTY MANAGEMENT:         PETsMART, Inc. (tenant)

U/W NET OP. INCOME(1):       $4,274,684

U/W NET CASH FLOW(1):        $4,158,255

APPRAISED VALUE:             $47,800,000

CUT-OFF DATE LTV(1):         62.4%

MATURITY DATE LTV(1):        55.6%

DSCR(1):                     1.63x

================================================================================

(1) Loan balance per SF, U/W Net Op. Income, U/W Net Cash Flow, Cut-off Date LTV, Maturity Date LTV and DSCR are all calculated on a combined basis for the twelve-properties.

(2) Up-front Reserves include a letter of credit representing the master tenant's security deposit, which is assigned to the lender. Lender will release the letter of credit once PETsMART, Inc. (the master tenant) achieves an investment grade rating. Additionally, the letter of credit will be reduced to $1,500,000 after the fifth year of the master lease, regardless of the credit rating of PETsMART, Inc.

(3) No real estate tax or insurance reserve is required as long as no event of default has occurred and PETsMART, Inc. or a replacement tenant is paying those items. Cap Ex and TI/LC reserves will also be instituted if the PETsMART lease is not in full force and effect or if the property is not leased on a triple-net basis to another single user tenant acceptable to the lender.

(4) Occupancy is based on appraisals dated 9/25/2001 - 10/1/2001.

(5) Rent PSF is an average of all 12 properties.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6



THE PETSMART PORTFOLIO LOAN

     THE LOAN. The seventh largest loan (the "PETsMART Loan") as evidenced by a promissory note is a single loan secured by first priority mortgages or deeds of trust and security agreements encumbering twelve retail properties located in:
Braintree, Massachusetts; Boca Raton, Florida; Southlake, Texas; Westlake Village, California; Evanston, Illinois; Plantation, Florida; Dallas, Texas; Oxon Hill, Maryland; Lake Mary, Florida; Flint, Michigan; Fridley, Minnesota; and Tallahassee, Florida (the "PETsMART Properties"). The PETsMART Loan was originated December 1, 2001, by or on behalf of MSDWMC.

     THE BORROWER. The borrower under the PETsMART Loan is Goldfish (DE) LP, a Delaware limited partnership (the "PETsMART Borrower"), which is a special purpose entity that owns no material asset other than the PETsMART Properties and related interests. The PETsMART Borrower is wholly owned by Corporate Property Associates 14 Incorporated, a real estate investment trust. According to its November 22, 2000 prospectus, Corporate Property Associates 14 Incorporated owns 46 properties located in 21 states. The PETsMART Loan's sponsor is W.P. Carey & Co., LLC, a public company that (with its affiliates, including the PETsMART Borrower) is the owner/manager in over 473 single tenant sale-leaseback transactions.

     CROSS COLLATERALIZATION AND PROPERTY RELEASE FEATURES. The lender must permit the release of one or more of the PETsMART Properties from the cross collateralization provisions of the PETsMART Mortgages after the defeasance lockout period, subject to the deposit of defeasance collateral equal to 125% of the allocated loan amount for the released property, and subject to certain other conditions, such as a debt service coverage ratio requirement equal to the greater of (i) 1.53x or (ii) the debt service coverage ratio of all PETsMART Properties prior to the release. Any release is subject to rating agency confirmation of no withdrawal or downgrading of the ratings of the Series 2002-TOP6 certificates. The PETsMART Borrower is also permitted to make certain property substitutions, subject to net operating income and debt service coverage ratio tests.

     THE MASTER LEASE. Each PETsMART Property is leased to PETsMART, Inc., pursuant to a "triple net" master lease with the PETsMART Borrower, which has a term expiring on December 31, 2021. PETsMART, Inc. is the largest retailer of pet supplies in the U.S. It currently operates more than 550 stores in the U.S. and Canada.

         THE PROPERTIES.

         The PETsMART Property located at 250 Grossman Drive, Braintree, MA, was constructed in 1997. This PETsMART Property consists of a single story retail building containing 25,587 net square feet on 2.3 acres. This PETsMART Property is part of the Plaza at Braintree shopping center (the rest of which is not included in the collateral) containing approximately 375,000 retail square feet and anchored by Borders and Sports Authority. This property is located in a suburban community approximately 1/2 hour driving time south of Boston's Logan Airport.

         The PETsMART Property located at 20861 Highway 441, Boca Raton, FL, was constructed in 1997. This PETsMART Property consists of a single story retail building containing 26,045 net square feet on 2.5 acres. This PETsMART Property is part of the Boca Glades Shopping Center (the rest of which is not included in the collateral) which is anchored by Sports Authority and Linens N' Things. This property is located in the City of Boca Raton, which is part of the Boca Raton-West Palm Beach market area.

         The PETsMART Property located at 200 Village Center Drive, Southlake, TX, was constructed in 1998. This PETsMART Property consists of a single story retail building containing 34,247 net square feet on 4.7 acres. This PETsMART Property is part of the Home Depot shopping center (the rest of which is not included in the collateral) including a 105,000 square feet Home Depot Store. This property is located in a suburban community in the northern portion of the Dallas/Fort Worth market area.

         The PETsMART Property located at 5766 Lindero Canyon Rd., Westlake Village, CA, was constructed in 1998. This PETsMART Property consists of a single story retail building containing 30,000 net square feet on 2.4 acres. This PETsMART Property is part of the Westlake North Shopping Center (the rest of which is not included in the collateral), which is anchored by CostCo, Albertson's and Staples.

         The PETsMART Property located at 2221 Oakton Avenue, Evanston, IL, was constructed in 1998. This PETsMART Property consists of a single story retail building containing 26,416 net square feet on 1.8 acres. This PETsMART Property is


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


part of a shopping center (the rest of which is not included in the collateral), which is anchored by Home Depot. This property is located near the communities of Lincolnwood and Skokie, north of Chicago.

         The PETsMART Property located at 12051 W. Sunrise Blvd., Plantation, FL, was constructed in 1997. This PETsMART Property consists of a single story retail building containing 26,040 net square feet on 3.9 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) which is anchored by Borders Books. This property is located in a commercial, retail and office use neighborhood in the Fort Lauderdale market area, immediately opposite the Sawgrass Mills regional mall.

         The PETsMART Property located at 12100 Inwood Rd., Dallas, TX, was constructed in 1998. This PETsMART Property consists of a single story retail building containing 26,370 net square feet on approximately 5 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) anchored by Lowes Home Center. This property is located in a largely retail area due north of the downtown Dallas business district.

         The PETsMART Property located at 6005 Oxon Hill Road, Oxon Hill, MD, was constructed in 1998. This PETsMART Property consists of a single story retail building containing 26,956 net square feet on 2.5 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) anchored by Home Depot. This property is located on a major 6-lane divided highway approximately 3 miles northeast of Alexandria, Virginia, near interstate 495 (the Beltway).

         The PETsMART Property located at 4550 West Lake Mary Boulevard, Lake Mary, FL, was constructed in 1997. This PETsMART Property consists of a single story retail building containing 26,096 net square feet on 4.9 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) anchored by Home Depot. This property is located in a suburban community in the northern portion of the Orlando market area.

         The PETsMART Property located at 4061 Miller Road, Flint, MI, was constructed in 1996. This PETsMART Property consists of a single story retail building containing 26,151 net square feet on 3.7 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) known as Gennessee Crossing, containing approximately 220,090 retail square feet including a Target store. This property is located in a retail district on the southwest side of Flint, Michigan, just north of Interstate 69.

         The PETsMART Property located at 5660 Main St. NE, Fridley, MN, was constructed in 1996. This PETsMART Property consists of a single story retail building containing 26,060 net square feet on 2.9 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) anchored by Home Depot. This property is located in a largely residential neighborhood of a suburban community north of Minneapolis and St. Paul.

         The PETsMART Property located at 3220 Capital Circle NE, Tallahassee, FL, was constructed in 1997. This PETsMART Property consists of a single story retail building containing 26,040 net square feet on 2.05 acres. This PETsMART Property is part of a shopping center (the rest of which is not included in the collateral) anchored by Home Depot. This property is located in a suburban community in the northeastern section of Tallahassee.

     PROPERTY MANAGEMENT. The PETsMART Properties are managed by PETsMART, Inc., the master tenant.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 -- BEST BUY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $28,500,000

CUT-OFF DATE BALANCE:        $28,455,601

FIRST PAYMENT DATE:          3/01/2002

INTEREST RATE:               7.49%

AMORTIZATION:                300 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               2/01/2012

EXPECTED MATURITY BALANCE:   $23,189,544

SPONSOR(S):                  W.P. Carey Co. LLC

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Lockout until the earlier of 3 years after the date
                             the mortgage is recorded or 2 years after the REMIC startup date, with U.S. Treasury defeasance thereafter. The loan is fully prepayable beginning
                             3 months prior to loan maturity.

LOAN PER SF(1):              $59.16

UP-FRONT RESERVES:           None

ONGOING RESERVES(2):         RE Tax:         Springing
                             Insurance:      Springing
                             Cap Ex          Springing
                             TI/LC::         Springing

LOCKBOX:                     Hard

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Portfolio of 12 assets

PROPERTY TYPE:               Retail

PROPERTY SUB-TYPE:           Big Box

LOCATIONS:                   Schaumburg, IL         Virginia Beach, VA
                             Arlington, TX          Albuquerque, NM
                             North Attleboro, MA    Nashua, NH
                             Houston, TX            Fort Collins, CO
                             Beaumont, TX           Matteson, IL
                             Fort Worth, TX         Dallas, TX

YEAR BUILT/RENOVATED:        Schaumburg: 1965/1992  Virginia Beach: 1999/NAP
                             Arlington: 1990/1993   Albuquerque: 1991/NAP
                             North Attleboro:       Nashua: 1999/NAP
                             1999/NAP               Fort Collins:
                             Houston: 1999/NAP      1992/2001
                             Beaumont: 1992/NAP     Matteson: 1992/NAP
                             Fort Worth: 1992/NAP   Dallas: 1990/NAP

OCCUPANCY(3):                100.0%

SQUARE FOOTAGE:              481,029

THE COLLATERAL:              12 Best Buy big box retail facilities

OWNERSHIP INTEREST:          Fee Simple


MAJOR TENANTS:               % NRSF      RENT PSF(4)   LEASE EXPIRATION
--------------               ------      -----------   ----------------
Best Buy Stores, L.P.         100.0         $9.76         4/30/2018


PROPERTY MANAGEMENT:         Borrower, which is a W.P. Carey & Co. LLC affiliate

U/W NET OP. INCOME(1):       $4,072,671

U/W NET CASH FLOW(1):        $3,778,132

APPRAISED VALUE:             $45,425,000

CUT-OFF DATE LTV(1):         62.6%

MATURITY DATE LTV(1):        51.1%

DSCR(1):                     1.50x

================================================================================

(1) Loan balance per SF, U/W Net Op. Income, U/W Net Cash Flow, Cut-off Date LTV, Maturity Date LTV and DSCR are all calculated on a combined basis for the twelve-properties.

(2) The following escrow and reserve accounts shall be required upon the occurrence of a Trigger Event: (a) tax and insurance impounds, to be funded monthly, (b) lease rollover reserves, and (c) capital expenditure reserves. A Trigger Event is defined as (a) an event of default; or (b) Best Buy's credit rating falling below `BB' as defined by Standard & Poor's.

(3) Based on master lease dated April 15, 1993, revised September 26, 2001; individual property appraisals; and site inspections conducted December 7, 2001 - January 25, 2002.

(4) Base rent of $9.76 psf represents the average rent over the loan term. Current base rent is $10.45 psf increasing to $10.58 psf effective May 1, 2003, adjusting to $8.56 psf effective May 1, 2008. The base rent will again adjust upward to $8.90 psf effective May 1, 2013 through the end of the initial lease term. The base rent is triple net.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


THE BEST BUY PORTFOLIO LOAN

    THE LOAN. The eighth largest loan (the "Best Buy Portfolio Loan") is evidenced by a promissory note secured by eight first-priority Deeds of Trusts and Security Agreements and four first-priority Mortgages and Security Agreements (such deeds of trust and mortgages together being the "Best Buy Portfolio Mortgages") encumbering 12 Best Buy big box retail facilities, located in: Schaumburg, IL, Virginia Beach, VA, Arlington, TX, Albuquerque, NM, North Attleboro, MA, Nashua, NH, Houston (Willowbrook), TX, Fort Collins, CO, Beaumont, TX, Matteson, IL, Fort Worth (Ridgmar), TX, and Dallas (Duncanville), TX (collectively, the "Best Buy Portfolio Properties"). The Best Buy Portfolio Mortgages encumber the fee interests in the Best Buy Portfolio Properties. The Best Buy Portfolio Loan was originated on January 25, 2002 by Wells Fargo.

    THE BORROWER. The borrower, BB (MULTI) LIMITED PARTNERSHIP, is a Delaware limited partnership (the "Best Buy Portfolio Borrower") that owns no material assets other than the Best Buy Portfolio Properties and related interests. The general partner of the Best Buy Portfolio borrower is BEST (MULTI) QRS 11-55, Inc., a Delaware Corporation (0.5% ownership) whose limited partners are BB 11
(MD) and BB 12 (MD), both Maryland Business Trusts (ownership 62.5% and 37.0% respectively). BEST (MULTI) QRS 11-55, Inc. and BB 11 (MD) are each wholly-owned subsidiaries of Carey Institutional Properties Incorporated ("CIP"), a Maryland corporation. BB 12 (MD) is a wholly-owned subsidiary of Corporate Property Associates 12 Incorporated ("CPA:12"), also a Maryland corporation. CPA:12 and CIP are each public real estate investment trusts sponsored and managed by W.P. Carey & Co., Inc.

    THE PROPERTIES.

    The Best Buy Portfolio Property located in Schaumburg, IL is a one-story, free-standing, single-tenant retail facility comprising 51,104 square feet located on 5.85 acres. Of the square footage, 47,525 square feet is operated by the subject tenant as a retail store and 3,579 square feet is sub-leased to Pearle Vision. The subject was constructed in 1965 as a retail store and warehouse, undergoing renovation to its current status in 1992. For the fiscal year ended February 2001, the facility reported sales in excess of $47 million (or $989 per square foot).

    The Best Buy Portfolio Property located in Virginia Beach, VA is a one-story, free-standing, single-tenant retail facility comprising 47,441 square feet of gross leaseable area. Built in 1999, the facility is located on 4.86 acres. For the fiscal year ended February 2001, the facility reported sales in excess of $47.5 million (or $1,001 per square foot).

    The Best Buy Portfolio Property located in Arlington, TX is a one-story, free-standing, single-tenant retail facility comprising 46,641 square feet of gross leaseable area located on 4.76 acres. Originally constructed in 1990 as a 27,915 square foot facility, the property completed its expansion to its current square footage in 1993. For the fiscal year ended February 2001, the facility reported sales in excess of $47.1 million (or $1,010 per square foot).

    The Best Buy Portfolio Property located in Albuquerque, NM is a one-story, free-standing, single-tenant retail facility comprising 45,653 square feet of gross leaseable area. The facility was built in 1991 as a 28,050 square foot structure on a 3.17 acres parcel. For the fiscal year ended February 2001, the facility reported sales in excess of $37.7 million (or $826 per square foot).

    The Best Buy Portfolio Property located in North Attleboro, MA is a one-story, free-standing, single-tenant retail facility comprising 45,638 square feet of gross leaseable area located on 8.05 acres. The property was originally constructed in 1999 and is in excellent condition. For the fiscal year ended February 2001, the facility reported sales in excess of $38.6 million (or $846 per square foot).

    The Best Buy Portfolio Property located in Nashua, NH is a free-standing, commercial retail building with a lower level parking garage. The single-tenant retail facility comprises 90,690 square feet of gross building area located on
3.26 acres, consisting of 45,345 square feet of gross leaseable retail space over 45,345 square feet of parking. The parking garage provides 106 covered parking spaces. There is a surface parking lot in front of the property that provides an additional 97 spaces, for a total of 203 parking spaces. The property was originally constructed in 1999 and is in excellent condition. For the fiscal year ended February 2001, the facility reported sales in excess of $52.6 million (or $1,160 per square foot).

    The Best Buy Portfolio Property located in Houston (Willowbrook), TX is a one-story, free-standing, single-tenant retail facility comprising 44,383 square feet of gross leaseable area located on 3.06 acres. Built in 1999, the facility has surface parking

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


for 355 vehicles. For the fiscal year ended February 2001, the facility reported sales in excess of $48.7 million (or $1,097 per square foot).

    The Best Buy Portfolio Property located in Fort Collins, CO is a one-story, free-standing, single-tenant retail facility comprising 42,769 square feet of gross leaseable area located on 5.77 acres. Originally built in 1992 as a 28,521 square foot structure, the subject completed its expansion to its current square footage in May 2001. Surface parking is available for 203 vehicles. For the fiscal year ended February 2001, the facility reported sales in excess of $35.9 million (or $1,259 per square foot).

    The Best Buy Portfolio Property located in Beaumont, TX is a one-story, free-standing, single-tenant retail facility comprising 28,255 square feet of gross leaseable area. The facility was built in 1992, and comprises 11.47 acres. Surface parking is available for 168 vehicles. For the fiscal year ended February 2001, the facility reported sales in excess of $26.6 million (or $941 per square foot).

    The Best Buy Portfolio Property located in Matteson, IL is a one-story, free-standing, single-tenant retail facility comprising 28,050 square feet of gross leaseable area located on 2.73 acres. The facility was built in 1992 and has surface parking available for 146 vehicles. For the fiscal year ended February 2001, the facility reported sales in excess of $27.8 million (or $991 per square foot).

    The Best Buy Portfolio Property located in Fort Worth (Ridgmar), TX is a one-story retail facility comprising 28,050 square feet of gross leaseable area located on 1.95 acres. The site is the end-cap space contiguous to Albertson's in a neighborhood retail center. Built in 1992, the property has surface parking for 101 vehicles. For the fiscal year ended February 2001, the facility reported sales in excess of $27.8 million (or $991 per square foot).

    The Best Buy Portfolio Property located in Dallas (Duncanville), TX is a one-story, free-standing, single-tenant retail facility comprising 27,700 square feet of gross leaseable area located on 2.93 acres. Built in 1990, the subject has surface parking for 159 vehicles. For the fiscal year ended February 2001, the facility reported sales in excess of $27.6 million (or $996 per square foot).

    PROPERTY MANAGEMENT. The Best Buy Portfolio Property is managed by the Best Buy Portfolio Borrower, which is an affiliate of W.P. Carey & Co. LLC.

    MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

    ADDITIONAL INDEBTEDNESS.  Not allowed.

         RELEASE OF PARCELS. Substitution of collateral is permitted, limited to the replacement of properties with other Best Buy stores having allocated loan amounts of no more than 30% of the total loan amount, based on lender and rating agency approval and subject to DSCR and LTV tests which maintain the same LTV and DSCR that is in-place at the initial loan closing and other conditions. Partial releases of collateral are also permitted, subject to (a) delivery of defeasance collateral consisting of government securities sufficient to provide for the payments on a new note in the amount of 125% of the allocated loan amounts for the properties that are the subject of the defeasance for the balance of the term and (b) other defeasance parameters and conditions.





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 9 -- BROADCOM CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $25,000,000

CUT-OFF DATE BALANCE:        $24,872,605

FIRST PAYMENT DATE:          12/03/2001

INTEREST RATE:               6.850%

AMORTIZATION:                300 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               11/03/2011

EXPECTED MATURITY BALANCE:   $19,955,047

SPONSOR(S):                  Manucher Azmudeh

INTEREST CALCULATION:        Actual/360

CALL PROTECTION(1):          Earlier of 24 months from the date of
                             securitization or 4 years after the first payment of principal and interest, with U.S. Treasury defeasance or prepayment with make whole premium permitted thereafter. The loan is fully prepayable beginning 3 months prior to loan maturity.





LOAN PER SF:                 $124.36

UP-FRONT RESERVES(2):        RE Tax/Insurance:  $547,550
                             Cap Ex:            $40,000
                             TI/LC:             $444,444

ONGOING RESERVES(2):         None

LOCKBOX:                     NAP

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Office

PROPERTY SUB-TYPE:           Suburban Office

LOCATION:                    San Jose, CA

YEAR BUILT/RENOVATED:        1990/NAP

OCCUPANCY(3):                100.0%

SQUARE FOOTAGE:              200,000

THE COLLATERAL:              Two-story Office/R&D building

OWNERSHIP INTEREST:          Fee Simple


MAJOR TENANTS                % NRSF     RENT PSF        LEASE EXPIRATION
-------------                ------     --------        ----------------

Broadcom Corporation          100.0      $27.32             5/31/2010


PROPERTY MANAGEMENT:         SBC&D Co.

U/W NET OP. INCOME:          $4,760,346

U/W NET CASH FLOW:           $4,385,346

APPRAISED VALUE:             $47,000,000

CUT-OFF DATE LTV:            52.9%

MATURITY DATE LTV:           42.5%

DSCR:                        2.10x

================================================================================

(1) The tenant has a right of first offer (ROFO) to purchase the property. If the ROFO is triggered, the tenant may prepay the loan with make whole premium at any time, even prior to the Lockout Date. Please see The Property section for further details.

(2) All of the up-front reserves are in the form of letters of credit. The Broadcom Corporation Borrower is required to pay taxes and insurance directly. In addition, it is required to provide Lender with a letter of credit in the amount of $547,550, which can be cashed to pay taxes and insurance should payment not be made. An additional letter of credit for capital improvements will begin with an initial amount of $40,000 and shall be increased by $40,000 each year through the loan term to a total of $400,000. A third letter of credit for tenant improvements and leasing commissions will begin with an initial amount of $444,444 and shall be increased by $444,444 each year through the loan term to a total of $4,000,000.

(3) Occupancy is based on the rent roll dated October 12, 2001.


THE BROADCOM CORPORATION LOAN

     THE LOAN. The ninth largest loan ("Broadcom Corporation Loan") is evidenced by the Secured Promissory Note (the "Broadcom Corporation Note") and is secured by a first priority Deed of Trust, Security Agreement and Assignment of Rents (the "Broadcom Corporation Mortgage") encumbering a 200,000 square foot suburban office/R&D building, located in San Jose, California (the "Broadcom Corporation Property"). The Broadcom Corporation Loan was originated on October 12, 2001 by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company ("PCF").



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


     THE BORROWER. The borrower is Conejo Valley Development Corporation California, a California corporation (the "Broadcom Corporation Borrower") that owns no material asset other than the Broadcom Corporation Property and related interests. The Broadcom Corporation Borrower is required to have an independent director. The Broadcom Corporation Borrower is a wholly-owned subsidiary of Conejo Valley Holding Inc., a California corporation (the "Broadcom Corporation Equity Owner"). The Broadcom Corporation Equity Owner owns no material asset other than its ownership interests in the Broadcom Corporation Borrower and related interests.

     THE PROPERTY. The Broadcom Corporation Property, located in San Jose, California was originally constructed in 1990. The Broadcom Corporation Property consists of a 200,000 square foot suburban office/R&D building, is situated on approximately 12.06 acres, and contains over 640 parking spaces. If the Broadcom Corporation Borrower elects to sell the Broadcom Corporation Property, the tenant has a right of first offer (ROFO) to purchase the Broadcom Corporation Property. The ROFO has been subordinated to the Broadcom Corporation Mortgage. Lender has agreed to recognize the ROFO, but only to the extent the tenant pays the purchase price directly to Lender and the price is sufficient to pay the Broadcom Corporation Loan in full with make whole premium. If the ROFO is triggered, the tenant may prepay the Broadcom Corporation Loan with make whole premium at any time (even prior to the Lockout Date). In addition, lender may, in its sole and absolute discretion, permit the tenant to purchase the Broadcom Corporation Property and assume the Broadcom Corporation Loan.

     PROPERTY MANAGEMENT. The Broadcom Corporation Property is managed by SBC&D Co., Inc, which is not affiliated with the Broadcom Corporation Borrower. The management fees are subordinate/subject to the Broadcom Corporation Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

     ADDITIONAL INDEBTEDNESS.  Not allowed.

     RELEASE OF PARCELS.  Not allowed.








This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 10 -- BOCA PARK RETAIL CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $20,000,000

CUT-OFF DATE BALANCE:        $19,952,991

FIRST PAYMENT DATE:          1/01/2002

INTEREST RATE:               7.25%

AMORTIZATION:                360 months

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               12/01/2011

EXPECTED MATURITY BALANCE:   $17,584,020

SPONSOR(S):                  Triple Five National Development Corp.

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Lockout until the later of 3 years after loan
                             origination or 2 years after the REMIC startup date, with U.S. Treasury defeasance thereafter. The loan is fully prepayable beginning 3 months prior to loan maturity.

LOAN PER SF:                 $156.51

UP-FRONT RESERVES:           RE Tax:           $36,707
                             Insurance:        $18,963
                             TI/LC:            $996,980

ONGOING RESERVES:            RE Tax:           $36,707/month
                             Insurance:        $1,805/month
                             Capex:            $1,595/month
                             TI/LC:            $8,075/month

LOCKBOX:                     None

================================================================================


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Retail

PROPERTY SUB-TYPE:           Anchored

LOCATION:                    Las Vegas, NV

YEAR BUILT/RENOVATED:        1999-2001/NAP

OCCUPANCY(1):                92.7%

SQUARE FOOTAGE:              127,485

THE COLLATERAL:              Anchored retail center containing three
                             single-story buildings

OWNERSHIP INTEREST:          Fee Simple


MAJOR TENANTS                % NRSF    RENT PSF   LEASE EXPIRATION
-------------                ------    --------   ----------------
Ross Dress for Less           23.7      $15.00       1/31/2012
Lamps Plus                     8.7      $23.04       1/31/2012
Dress Barn                     6.2      $17.23       6/30/2005


PROPERTY MANAGEMENT:    Triple Five National Development Corporation

U/W NET OP. INCOME:     $2,499,269

U/W NET CASH FLOW:      $2,380,634

APPRAISED VALUE:        $29,000,000

CUT-OFF DATE LTV:       68.8%

MATURITY DATE LTV:      60.6%

DSCR:                   1.45x


================================================================================

(1) Based on rent roll dated January 31, 2002.


THE BOCA PARK RETAIL CENTER LOAN

    THE LOAN. The tenth largest loan (the "Boca Park Retail Center Loan") is evidenced by a promissory note secured by a first priority Deed of Trust, Absolute Assignment of Rents and Leases, and Security Agreement encumbering the retail shopping center building, located at Charleston and Rampart Boulevards, in Las Vegas, Nevada (the "Boca Park Retail Center Property"). The Boca Park Retail Center Loan was originated on November 23, 2001 by Wells Fargo.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,014,395,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-TOP6


    THE BORROWER. The borrower is Boca Park Marketplace, LLC, a Nevada Limited Liability company (the "Boca Park Retail Center Borrower") that owns no material assets other than the Boca Park Retail Center Property and related interests. The managing member of the borrower is Boca Park Marketplace MM, Inc. The sponsor of the project is Triple Five Nevada Development Corporation, who is the majority owner of the LLC.

    THE PROPERTY. The Boca Park Retail Center Property is an anchored neighborhood shopping center strategically located at the geographic center of the Summerlin master planned community in Las Vegas. The community's master plan incorporates 30 villages, each designed as a fully integrated community containing high quality residential neighborhoods, business parks, schools, parks, golf courses, cultural facilities, fire and police stations, and health care centers. The master developer will dictate the quantity and quality of new retail development within the confines of the subject's trade area, thus constraining new supply with significant barriers to entry. Completed in late 2001, the Boca Park Retail Center Property represents Phase I of a three phased development. The center is anchored by Ross Dress for Less and a multitude of in-line tenants including Radio Shack, Bath & Body Works, Motherhood Maternity, Dress Barn and Payless Shoes. Lastly, the property is shadow anchored by Target Greatland, Office Max and Von's Grocery stores.

---------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------
                     # OF       AVERAGE BASE     % OF TOTAL    CUMULATIVE   % OF TOTAL BASE   CUMULATIVE % OF
                    LEASES       RENT PER SF     SQUARE FEET     % OF SF    RENTAL REVENUES     TOTAL RENTAL
      YEAR          ROLLING        ROLLING         ROLLING       ROLLING        ROLLING       REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------
     Vacant            2           $29.54             7%             7%             9%                9%
---------------------------------------------------------------------------------------------------------------
      MTM             --             --              --              7%            --                 9%
---------------------------------------------------------------------------------------------------------------
      2002            --             --              --              7%            --                 9%
---------------------------------------------------------------------------------------------------------------
      2003            --             --              --              7%            --                 9%
---------------------------------------------------------------------------------------------------------------
      2004             2           $20.03             7%            15%             6%               15%
---------------------------------------------------------------------------------------------------------------
      2005             4           $21.03            16%            30%            14%               29%
---------------------------------------------------------------------------------------------------------------
      2006            12           $30.74            17%            48%            23%               52%
---------------------------------------------------------------------------------------------------------------
      2007             3           $32.48             6%            54%             9%               61%
---------------------------------------------------------------------------------------------------------------
      2008            --             --              --             54%            --                61%
---------------------------------------------------------------------------------------------------------------
      2009            --             --              --             54%            --                61%
---------------------------------------------------------------------------------------------------------------
      2010             1           $23.04             3%            57%             3%               64%
---------------------------------------------------------------------------------------------------------------
      2011             6           $26.00            19%            76%            21%               85%
---------------------------------------------------------------------------------------------------------------
 2012 & Beyond         1           $15.00            24%           100%            15%              100%
---------------------------------------------------------------------------------------------------------------


    PROPERTY MANAGEMENT. The Boca Park Retail Center Property is managed by Triple Five Nevada Development Corporation, which is an affiliate of the Boca Park Retail Center Borrower.

    MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

    ADDITIONAL INDEBTEDNESS.  Not allowed.

    RELEASE OF PARCELS.  Not allowed.







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.